UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
MID PENN BANCORP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 27, 2026

Dear Shareholders:

You are cordially invited to attend the live webcast of the 2026 Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. (the “Corporation”), which will be held in a virtual meeting format on Tuesday, May 12, 2026, at 10 a.m. EDT. The meeting will be conducted solely online via live webcast to enhance shareholder access by enabling attendance and participation from any location. There is no physical location for the annual meeting. In order to attend the annual meeting, you must register at www.proxydocs.com/MPB by 12 p.m. EDT on May 11, 2026. Upon completion of your registration, you will receive further instructions via email that will provide you access to the annual meeting.

In accordance with SEC guidelines and in an effort to minimize printing, we are making the proxy materials for the Annual Meeting of Shareholders available via the Internet. The Notice of Internet Availability of Proxy Materials (“Notice”), which contains instructions on how to access the notice of annual meeting, proxy statement, and annual report on the Internet and how to execute your proxy, is first being mailed to holders of our common stock on or about March 27, 2026. This Notice also contains instructions on how to request a paper copy of the proxy materials.

The proxy statement addresses the formal business of the meeting. The formal business agenda includes the election of five Class A Directors, a non-binding vote to approve our executive compensation, and a proposal to ratify the appointment of our independent registered public accounting firm. At the meeting, management will review the Corporation’s operations during the past year. A copy of the Corporation’s annual report for the year ended December 31, 2025, is available with the proxy materials.

Your vote is very important. Whether or not you plan to attend the meeting, please vote in accordance with the instructions provided in the Notice. If you receive paper copies of the proxy materials, you may execute and return the accompanying proxy card as soon as possible in the postage-paid envelope or submit your proxy by telephone or the Internet. We encourage you to vote in advance to ensure that your shares are represented and voted at the annual meeting.

Sincerely, Rory G. Ritrievi Chair, President, and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 12, 2026

To the Shareholders of Mid Penn Bancorp, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. (the “Corporation”) will be held on Tuesday, May 12, 2026, at 10 a.m. EDT. The meeting will be held in a virtual meeting format via a live webcast. You will not be able to attend the annual meeting in person; however, you are invited to attend the annual meeting and vote your shares via live webcast.

In order to attend the annual meeting, you must register at www.proxydocs.com/MPB by 12 p.m. EDT on May 11, 2026. As part of the attendance process, you will be asked to provide the control number located on your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card, or voting instruction form. Upon completion of your registration, you will receive further instructions via email that will provide you access to the annual meeting.

At the meeting, you will be asked to consider and act upon the following matters:

1.	to elect five Class A Directors, each to serve for a three-year term or until the earlier of their resignation or their respective successors shall have been elected and qualified;

2.	to conduct a non-binding, advisory vote on the compensation paid to the Corporation’s named executive officers; and

3.

to ratify the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2026; and to transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

The Notice, which contains instructions on how to access the notice of annual meeting, proxy statement, and annual report on the Internet and how to execute your proxy, is first being mailed to holders of our common stock on or about March 27, 2026. This Notice also contains instructions on how to request a paper copy of the proxy materials.

In accordance with the Corporation’s Bylaws and action of the Board of Directors, only those shareholders of record at the close of business on March 13, 2026, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

If you accessed this proxy statement through the Internet after receiving a Notice, you may cast your vote by telephone or over the Internet by following the instructions on that Notice. If you received this proxy statement by mail, you may cast your vote by mail, by telephone, or over the Internet by following the instructions on the accompanying proxy card.

Whether or not you plan to attend the virtual annual meeting, your vote is very important, and we encourage you to vote promptly. You may vote your shares in advance of the meeting via the Internet, by telephone or by mail, or by attending and voting online at the 2026 Annual Meeting of Shareholders. Please refer to the section “How to Vote” on page i for detailed voting instructions.

If you execute a proxy but later decide to attend the annual meeting virtually, or for any other reason desire to revoke your proxy, you may do so as described in this proxy statement at any time before your proxy is voted. Submitting a proxy will not prevent you from attending the annual meeting virtually and voting electronically during the meeting if you so desire, but it will help us secure a quorum and reduce the expense of additional proxy solicitation.

By Order of the Board of Directors,

Rory G. Ritrievi

Board Chair

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 12, 2026: The proxy statement, proxy card and 2025 annual report to shareholders are available at www.proxydocs.com/MPB.

2407 Park Drive, Harrisburg, Pennsylvania 17110

PROXY STATEMENT

2026 ANNUAL MEETING OF SHAREHOLDERS

MAY 12, 2026

Nasdaq Global Market Trading Symbol: MPB

This proxy statement is furnished by the Board of Directors of Mid Penn Bancorp, Inc. and

is being first provided to shareholders on or about March 27, 2026.

EXECUTIVE COMPENSATION	38

PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026	43

AUDIT COMMITTEE REPORT	44

CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM	46

ADDITIONAL INFORMATION	48

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING	54

2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

This proxy summary highlights information contained elsewhere in the proxy statement. You should review the complete proxy statement before voting.

2026 Annual Meeting Information

Date & Time	Location	Record Date
Tuesday, May 12, 2026 10 a.m. EDT*	www.proxydocs.com/MPB	March 13, 2026

*In	order to attend the annual meeting, you must register at the website listed above by 12 p.m. EDT on May 11, 2026.

How to Vote

By Internet

If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included on your Notice. If your shares are registered in the name of a broker or other nominee, you may be able to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

By Mail

Shareholders of record may vote their shares by completing and returning a physical proxy card. Your proxy will be voted in accordance with your instructions. If you submit a properly executed and dated proxy, but do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.

By Telephone If you are a registered shareholder, you may vote by phone by calling (866) 883-0222. Have your Notice or proxy card in hand when you call and then follow the instructions.

During the Annual Meeting

Shareholders of record may vote at the virtual meeting if they register at www.proxydocs.com/MPB by 12 p.m. EDT on May 11, 2026, attend the virtual meeting on May 12, 2026, at 10 a.m. EDT, and then click on the “Vote” link. Information regarding how to virtually attend the annual meeting is included on your Notice, and on the proxy card. If your shares are registered in the name of a broker or other nominee and you wish to vote at the meeting, you may need to obtain a legal proxy from your bank or brokerage firm. Please consult the voting form sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote at the annual meeting.

2026 PROXY STATEMENT	i

 PROXY STATEMENT SUMMARY

Proposals to be Presented at the 2026 Annual Meeting of Shareholders

We present below a brief description of each of the proposals to be presented for action by the shareholders at the 2026 Annual Meeting. Detailed information regarding each proposal can be found beginning at the page indicated. The Board is not aware of any matters other than those described below that may come before the meeting.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS – PAGE 1

The first item of business to be acted upon by the shareholders is the election of five (5) directors to Class A. The Board proposes the following nominees for election as Class A Directors:
• Thomas R. Brugger	• Brian A. Hudson, Sr.
• Albert J. Evans	• John E. Noone
• Joel L. Frank

The Board unanimously recommends a vote FOR the election of each of the nominees listed above.

PROPOSAL NO. 2:

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION – PAGE 24

The second item of business to be acted upon by the shareholders is a vote on the compensation paid to the Corporation’s named executive officers, commonly referred to as “say-on-pay”. Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into consideration the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote FOR approval of the compensation of the named executive officers, as described in the Compensation Discussion and Analysis and accompanying tabular and narrative disclosure contained in this Proxy Statement.

ii

 PROXY STATEMENT SUMMARY

PROPOSAL NO. 3:

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026 – PAGE 43

The third item of business to be acted upon by the shareholders is the ratification of the selection of the Corporation’s independent auditors for 2026. The Corporation is asking its shareholders to ratify the selection of Deloitte & Touche LLP as its independent registered public accounting firm for the year ending December 31, 2026. Although this ratification is not required by the Corporation’s Bylaws or otherwise, the Board is submitting the selection to its shareholders for ratification as a matter of good corporate practice.

The Board unanimously recommends that shareholders vote FOR ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2026.

2026 PROXY STATEMENT	iii

 PROXY STATEMENT SUMMARY

Mission Statement

To reward all of our shareholders, critically serve and support all of our customers and communities, and cherish all of our employees.

2025 Highlights

Key Financial Accomplishments

Return on average assets was 0.93% for 2025, up from 0.91% in 2024	Organic deposit growth for 2025, excluding brokered CDs, was $127.3 million, or an annual increase of 10.8%	Tangible book value grew 6.91% in 2025

Completion of William Penn Bancorporation merger	Cash dividends paid during 2025 of $0.82 per common share	Completion of CHARIS Insurance Group acquisition

Community Support

In 2025, Mid Penn Bancorp, Inc. and its subsidiaries raised and contributed $2.78 million to local community and nonprofit organizations.

814 Community Organizations Supported	$833,000 Donated to Educational Improvement Organizations	$823,000 to Neighborhood Assistance Programs

14,130 Hours Volunteered by Employees Throughout Our Footprint	$355,000 Raised for Prostate Cancer Research Through NoShaveNovember Campaign	$250,000 Donated to Breast Cancer Charities Through Mid Penn Celebrity Golf Classic

iv

 PROXY STATEMENT SUMMARY

Corporate Responsibility

Mid Penn is committed to conducting its business in a fair and ethical manner. Our approach to corporate responsibility reflects our focus on sound governance, responsible business practices and workforce development. These efforts are guided by executive leadership and carried out through policies, programs and practices across the organization, with oversight provided by the Board through its Nominating and Corporate Governance Committee.

Environmental Responsibility

Mid Penn Bank is committed to operating in a sustainable manner. In 2025, we continued a multi-year process of converting all facilities to energy-efficient systems and finishes to minimize carbon footprint.

Social Impact

Beyond its community support initiatives, Mid Penn is deeply invested in the professional growth and well-being of its employees. Our success depends on a highly-skilled, motivated and valued workforce and employees are provided with professional development opportunities to build the skills and knowledge needed to support the Corporation’s goals and their own career growth.

In 2025, we continued to employ Human Capital Management practices that support effective hiring, talent development and succession planning. The Corporation provides structured learning and development opportunities through Mid Penn University and other professional development initiatives that support role-based training and leadership development. Employees are also eligible for tuition assistance programs that support continued education while working. Mid Penn reinforces employee growth through individualized development planning, mentoring, job shadowing and performance coaching, and offers early-career development opportunities that provide students and emerging professionals with practical experience and exposure to the banking and financial services industry while strengthening the Corporation’s future talent pipeline.

We also offer competitive compensation and benefits packages that reflect the needs of our workforce. These include medical, dental and vision coverage, life and disability insurance, paid time off, parental leave, education reimbursement and retirement benefits, including a 401(k)-match. In addition to base salary and benefits, employees participate in incentive plans that align with the Corporation’s philosophy of allowing employees to share in its performance and success.

The Corporation maintains equal employment opportunity, non-discrimination and anti-harassment policies as outlined in our employee handbook and a formal Code of Ethics, and remains committed to fostering a respectful and inclusive workplace. As part of this commitment, the Corporation provides employee resource groups that encourage collaboration and professional connections across the organization.

2026 PROXY STATEMENT	v

 PROXY STATEMENT SUMMARY

Governance and Ethics

We are committed to achieving excellence in our governance practices to establish a strong foundation for the Corporation’s long-term success. We conduct our business in a manner that is fair, ethical and responsible to earn and maintain the trust of our customers, employees, investors, partners and regulators.

Our Code of Ethics ensures that our directors, officers and employees remain in compliance with all applicable rules and regulations. Our Board of Directors, with 12 (out of 14) independent directors, is responsible for oversight of the management of the Corporation and its business for the long-term benefit of our shareholders. Our corporate governance policies and practices include Board and committee evaluations and continuing director education. Our Whistleblower and Complaint Policy supports our governance framework, and the Board’s Nominating and Corporate Governance Committee oversees corporate governance practices.

Our internal risk management teams oversee compliance with applicable laws and regulations and coordinate with subject matter experts throughout the business to identify, monitor and mitigate risk, including information security and cybersecurity risks. These teams maintain rigorous testing programs and regularly provide updates to the Board. The Corporation maintains a robust Information Security program that incorporates physical, logical and written controls to safeguard systems and customer information. The Corporation uses encryption technologies, access controls and monitoring tools, and applies vendor risk management practices in the evaluation of third-party vendors. To support these efforts, employees receive ongoing cybersecurity and information security awareness training to promote responsible data protection practices across the organization.

vi

PROPOSAL NO. 1: ELECTION OF DIRECTORS

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Qualifications and Nomination of Directors

The Corporation’s Bylaws authorize the number of directors to be not less than five (5) nor more than twenty-five (25). The Bylaws also provide for three classes of directors with staggered three-year terms of office. Terms of the members of each Class expire at successive annual meetings. Currently, Class A consists of five directors; Class B consists of three directors; and Class C consists of six directors.

The Board nominated the five persons named below to serve as directors until the 2029 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal from office. The Board Chair individually met with and interviewed each of the candidates for re-nomination to assess if the candidate desired to serve an additional term and to determine the best manner in which each director could serve most effectively in the next three years. The nominees are presently members of the Board and have consented to serve another term as a director if re-elected. If the nominees should be unavailable to serve for any reason, a majority of the Board then in office may select someone to fill the vacancy until the expiration of the term of the Class of directors to which he or she is appointed.

The proxy holders intend to vote proxies for the election of each of the five nominees named below, unless you indicate that your vote should be withheld from any or all of them. Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to directors is counted.

The Board proposes the following nominees for election as Class A Directors at the annual meeting:
• Thomas R. Brugger	• Brian A. Hudson, Sr.
• Albert J. Evans	• John E. Noone
• Joel L. Frank

The Board unanimously recommends a vote FOR the election of each of the nominees listed above as Class A Directors of Mid Penn Bancorp, Inc.

2026 PROXY STATEMENT	1

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

The following individuals currently are serving three-year terms on the Corporation’s Board and will serve until their successors are duly elected and take office. Mr. Brugger was appointed to the Board on February 27, 2026, in connection with the completion of the 1st Colonial merger. Information, as of the date of this proxy statement, concerning the five nominees to the Board and the nine continuing directors appears below. The ages of our directors are as of May 12, 2026, and all other information (other than share ownership) is as of the date of this proxy statement. There are no family relationships among the directors or between the directors and any executive officer.

Class A Directors and Class A Nominees (to serve until 2029)

Age: 59 Director Since: 2026 Independent Board Committees • Audit • Risk	Thomas R. Brugger

Biographical Information

Mr. Brugger was appointed to the Board of Directors of the Corporation and the Bank on February 27, 2026, in connection with the completion of the 1st Colonial merger. He brings over 30 years of experience in the banking industry. Most recently, he served on the Board of Directors of 1st Colonial Bancorp, Inc. and was chairman of both the Audit and Compensation Committees. Mr. Brugger served as Chief Financial Officer of Orrstown Bank of Harrisburg, Pennsylvania, until his retirement in April 2021. Prior to this role, he held the position of Chief Financial Officer for Sun National Bank of Mount Laurel, New Jersey, as well as Chief Financial Officer for Customers Bank of Wyomissing, Pennsylvania. He also served as Executive Vice President and Corporate Treasurer of Sovereign Bank of Wyomissing, Pennsylvania. Mr. Brugger is a graduate of The Pennsylvania State University with a Bachelor of Science degree in accounting. The Board has determined that Mr. Brugger’s accounting and banking background qualify him to serve on the Board.

Age: 59 Director Since: 2023 Independent Board Committees • Compensation • Real Estate	Albert J. Evans

Biographical Information

Mr. Evans is the President of the law firm of Fanelli, Evans & Patel, P.C. of Pottsville, Pennsylvania, and is licensed to practice law in Pennsylvania and New Jersey. He is a board member of the Pennsylvania Trial Lawyers Association, was previously appointed as a delegate for the Pennsylvania Bar Association and is the past President of the Schuylkill County Bar Association. He has also served on the boards of Riverview Financial and the Union Bank and Trust Company. Mr. Evans has represented individuals and corporations in complex litigation cases and is a member of the Million Dollar Advocates Forum. He was also selected as a Pennsylvania Super Lawyer from 2019 to 2024. Mr. Evans holds a bachelor’s degree from Colby College and a Juris Doctor from Widener University School of Law. He has served as counsel for a financial institution and has experience with acquisition transactions and corporate legal matters. Mr. Evans is a board member of multiple nonprofits including Schuylkill YMCA, Schuylkill Haven Island Committee, and The Walk-In-Art Center. Because of his legal expertise and his community involvement, the Board has determined that Mr. Evans adds value to the Corporation and is qualified to serve on the Board.

2

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Age: 64 Director Since: 2023 Independent Board Committees • Compensation • Executive • Nominating and Corporate Governance (Chair)	Joel L. Frank

Biographical Information

Mr. Frank is Chairman, Managing Partner and Executive Committee Chairman of Lamb McErlane PC, and concentrates his practice in commercial and civil litigation in state and federal courts, attorney and judicial discipline and ethical matters, as well as election law. Mr. Frank is rated “AV Preeminent” by Martindale-Hubbell and has been named a Pennsylvania Super Lawyer for general litigation every year since 2005. Mr. Frank holds a Bachelor of Arts degree in criminal justice from the University of Delaware and a Juris Doctor from Widener University School of Law. Mr. Frank serves on the Executive Board and the Board of Directors for the Greater Philadelphia Chamber of Commerce and the Board of Directors and Executive Board of the Zoological Society of Philadelphia. He is also a Commissioner on the Pennsylvania State Athletic Commission, and the Pennsylvania Supreme Court appointed Mr. Frank to the Court’s Investment Advisory Board. The Board has determined that Mr. Frank’s legal expertise and extensive community involvement qualifies him to serve on the Board.

Age: 71 Director Since: 2021 Independent Board Committees • Audit (Vice Chair) • Nominating and Corporate Governance • Risk	Brian A. Hudson, Sr.

Biographical Information

Prior to his retirement, Mr. Hudson served for almost 20 years as the Executive Director and CEO of the Pennsylvania Housing Finance Agency (PHFA), an agency whose mission is to address affordable housing finance through specialized financing programs at the federal, state, and local levels. He is a Certified Public Accountant, a Chartered Global Management Accountant, and a Certified Treasury Professional. Mr. Hudson earned a Bachelor of Science degree in business administration from The Pennsylvania State University. Currently he serves, with the designation of SEC Financial Expert, as a Director and Audit Committee Chair of Erie Indemnity Company, a Nasdaq-listed company, and as a Director for the Community Development Trust and the Penn State Health Milton S. Hershey Medical Center. Mr. Hudson is past President and former board member of the National Council of State Housing Agencies, is past Chair of the Commonwealth Cornerstone Group, and previously served on the board of the National Housing Trust. He has also served on the Federal Reserve Board of Consumer Advisory Council and is former Director and Audit Committee Chair of the Federal Home Loan Bank of Pittsburgh. The Board has determined that Mr. Hudson’s extensive background in accounting and finance and industry knowledge, as well as his current and past service on a number of boards qualify him to serve on the Board.

2026 PROXY STATEMENT	3

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Age: 66 Director Since: 2012 Independent Board Committees • Audit • Executive Real Estate • Risk (Chair)	John E. Noone

Biographical Information

Mr. Noone is the Lead Independent Director of Mid Penn Bancorp, Inc. and served as Chair of the Audit Committee from 2018 to 2025. He began his career in accounting and became a Certified Public Accountant before entering banking and corporate finance. As a banker, Mr. Noone managed a commercial banking division of Pennsylvania National Bank as Vice President and Regional Commercial Banking Manager in Harrisburg, PA. He became an entrepreneur with the acquisition of McCann School of Business in 1993 and in his role as principal of Higher Education Solutions, LLC in 2003. In 2007, Mr. Noone formed Shamrock Investments, LLC, a Central Pennsylvania firm that invests in commercial real estate and private business equity, where he currently serves as President. Mr. Noone earned a Bachelor of Science degree in business with a concentration in accounting from Marywood University. He also completed the Central Pennsylvania School of Commercial Banking at Bucknell University and the Advanced Commercial Lending School at the University of Virginia. Mr. Noone has served on the board of directors of the Pennsylvania Economic Development Financing Authority, Pennsylvania Chamber of Business and Industry, and various other civic and community organizations. Due to his extensive business experience and his accounting and banking background, the Board has determined that Mr. Noone adds value to the Corporation and is qualified to serve as the Lead Independent Director.

Class B Directors (to serve until 2027)

Age: 57 Director Since: 2019 Independent Board Committees • Compensation (Chair) • Executive • Nominating and Corporate Governance	Kimberly J. Brumbaugh

Biographical Information

Ms. Brumbaugh is the Managing Partner and Founder of Brumbaugh Wealth Management, LLC. She founded the company in 2004 after having worked in the industry for a Philadelphia firm from 1998-2003. She began her career in the automotive industry where she managed a department of 30 employees while attending Widener University at night for business administration. She continued her education at The American College of Financial Services in Bryn Mawr, PA. She holds her Series 7, 63, and 65 licenses and certifications in financial services. Ms. Brumbaugh’s firm manages $730 million in client assets and has acquired two investment practices over the past seven years. She received the 2023 Leadership Award from the Chester County Boy Scouts and was recognized as a Five Star Wealth Advisor in Fortune Magazine and Philadelphia Magazine in 2024. Ms. Brumbaugh received the Executive of the Year Award from the Chester County Chamber of Business & Industry in 2022, and was recognized as a Top Wealth Manager in the Wall Street Journal in 2019. She has served on nonprofit boards for 28 years, most recently as a former Trustee for Chester County Hospital Foundation Board and chaired their Finance & Investment Committee through December 2023. In addition, she supports her industry as a member of the National Association of Insurance and Financial Advisors (NAIFA) and serves as Chairperson for Cetera Wealth Services’ Representative Advisory Council. The Board has determined that Ms. Brumbaugh’s extensive knowledge of business operations, M&A, development of employees, financial management, leadership, and community development qualifies her to serve on the Board.

4

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Age: 52 Director Since: 2021 Independent Board Committees • Compensation • Risk (Vice Chair)	Maureen M. Gathagan

Biographical Information

Ms. Gathagan is a founding partner of Bittersweet Management, LLC and a member of Gathagan Investment Co., LP. She has more than 25 years of diverse management experience as an owner and operator of franchise quick-service restaurants, retail pharmacy, and retail grocery operations. She holds a Bachelor of Arts degree in applied psychology from Indiana University of Pennsylvania and a Master of Science degree in industrial-organizational psychology from the University of Baltimore. Ms. Gathagan previously served on the boards of Clearfield Bank & Trust Company and Riverview Financial Corporation. She remains actively engaged in her community and currently serves on the boards of the Clearfield Educational Foundation and the Clearfield County Charitable Foundation. The Board has determined that Ms. Gathagan’s active involvement in numerous nonprofit and charitable organizations and her extensive business operations knowledge qualifies her to serve on the Board.

Age: 62 Director Since: 2009 Board Committees • Executive (Chair) • Real Estate	Rory G. Ritrievi

Biographical Information

Mr. Ritrievi joined Mid Penn Bank and parent company Mid Penn Bancorp, Inc. in 2009 as President and Chief Executive Officer and has served as Chair of the Board since July 2021. Mr. Ritrievi has over 39 years of experience in the financial services industry and is a licensed, but nonpracticing, attorney in the Commonwealth of Pennsylvania. He currently serves on the Dean’s Advisory Council for Widener Law Commonwealth and the Advisory Board for Widener Law Commonwealth’s Business Advising Certificate Program. He also serves on the Corporate Council of Penn Medicine as well as the Board of Directors of the Harrisburg Area YMCA, the PA Breast Cancer Coalition, and the Peyton Walker Foundation. Mr. Ritrievi holds a Juris Doctor from Widener University School of Law and a bachelor’s degree in economics from the University of Pittsburgh. Because of his banking experience, his educational background, and leadership skills, the Board concluded that Mr. Ritrievi is the right person to lead the Corporation and the Bank and that these attributes qualify him to serve as President and Chief Executive Officer and Board member of the Corporation and the Bank.

2026 PROXY STATEMENT	5

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Class C Directors (to serve until 2028)

Age: 67 Director Since: 2011 Independent Board Committees • Audit (Chair) • Executive • Risk	Robert A. Abel

Biographical Information

Mr. Abel, a Certified Public Accountant, is a Principal Emeritus and past member of the executive committee of Brown Plus in Camp Hill, PA. This regional CPA firm provides tax, audit, and consulting services. Mr. Abel has written many articles and participated in seminars on the topics of estate planning, wealth transfer, and financial planning. He received a Bachelor of Science degree from Shippensburg University. Mr. Abel is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. He served as past Chairman of the Harrisburg YMCA and is currently on its Board and a member of its executive committee. Mr. Abel has attended several bank director training seminars sponsored by Bank Director. Mr. Abel is also treasurer and on the Board of Oldfield Community Association. Oldfield Community Association is a nonprofit community association. The Board has determined that Mr. Abel’s vast knowledge in the accounting industry qualifies him to serve on the Board.

Age: 49 Director Since: 2008 Independent Board Committees • Compensation (Vice Chair) • Executive • Nominating and Corporate Governance	Matthew G. DeSoto

Biographical Information

Mr. DeSoto is the President and CEO of MITER Brands, based in Harrisburg, PA. MITER Brands is a leading fabricator of window and door products designed for residential and light commercial projects throughout the United States. Mr. DeSoto attended The Pennsylvania State University pursuing a Bachelor of Science degree in marketing. He serves on the Board of the MITER Brands Charitable Foundation, and is an active member of the Young Presidents Organization. The Board has determined that Mr. DeSoto’s knowledge of all aspects of business operations is an asset to the Corporation and well qualifies him to serve on the Board.

6

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Age: 66 Director Since: 2023 Independent Board Committees • Audit • Nominating and Corporate Governance (Vice Chair) • Risk	Bruce A. Kiefer

Biographical Information

Mr. Kiefer retired in August 2024 from his 40-year career as a chemist in the Research & Development and Quality & Regulatory departments of The Hershey Company. While at The Hershey Company, he held various scientific and managerial roles. Along with his management responsibilities, he oversaw the Laboratory Information Management System database and served as the company’s Chemical Hygiene Officer. He is also a managing partner of Lawrence Keister & Co. Mr. Kiefer earned a Bachelor of Science degree in chemistry from Dickinson College and a Master of Science degree in food science from The Pennsylvania State University. He was a founding member of Pedal for Goodness (formerly the Tour de Chocolate Town) charitable bicycle ride to benefit Children’s Miracle Network. Mr. Kiefer has served as the treasurer of the Keystone Section of the Institute of Food Technologists for more than 25 years and is a member of the Scholarship Committee. Additionally, he has served as the treasurer of the Food Industry Group Food Science Alumni Association for more than 20 years. Bank Director recognized Mr. Kiefer for the successful completion of the required courses needed for the Bank Director Certification Program in November 2023. In November 2024, he received a certificate from the U.S. Department of Homeland Security for successfully completing the Nationwide Suspicious Activity Reporting Initiative course. The Board has determined that Mr. Kiefer’s business management experience and community involvement qualify him to serve on the Board.

Age: 67 Director Since: 2003 Independent Board Committees • Real Estate • Risk	Theodore W. Mowery

Biographical Information

Mr. Mowery is a founding partner of Gunn Mowery, LLC and Mowery Insurance, Inc. He is a licensed agent in life, health, property, and casualty insurance and holds Securities Series 6 and 63 licenses. Mr. Mowery has been in the insurance and financial services profession since 1980 and co-founded his first insurance agency in 1985. Since that time, he has been involved with over 15 mergers and acquisitions in the industry. He has been a leader in alternative risk financing using self-insurance and Captive models to enhance control and long-term value creation for the owners. He is a member of the National Association of Insurance and Financial Advisors and the Estate Planning Council of Central Pennsylvania. Mr. Mowery received a Bachelor of Arts degree from Gettysburg College. He has served on numerous civic and community boards in the greater Harrisburg area. Due to his vast knowledge of the insurance services industry and his experience in managing all aspects of his company, the Board has determined that Mr. Mowery adds substantial value to the Corporation and is well qualified to serve as a member of the Board.

2026 PROXY STATEMENT	7

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Age: 64 Director Since: 2006 Independent Board Committees • Audit • Real Estate (Chair) • Risk	William A. Specht, III

Biographical Information

Mr. Specht is President and CEO of Seal Glove Manufacturing, Inc. and Ark Safety, and serves on the Board of Directors. In 2012, he was appointed Vice Chair of the Board of the Corporation and the Bank and served in this role until July 2021. Mr. Specht served on the Dauphin County Planning Commission for nine years, serving as Chair for two years and Vice Chair for two years. Mr. Specht also served on the Board of MANTEC, a nonprofit organization and was a member of the Consumer Advisory Board of Capital Blue Cross. Mr. Specht is an active member of the Millersburg community and has served and continues to serve in various capacities with various organizations. The Board has determined that Mr. Specht’s business knowledge and management experience add value to the Corporation and qualify him well to serve on the Board.

Age: 67 Director Since: 2025 Board Committees • Executive • Real Estate (Vice Chair)	Kenneth J. Stephon

Biographical Information

Mr. Stephon joined Mid Penn Bank and the Corporation in 2025 as a Director and Chief Corporate Development Officer of the Corporation and the Bank and Vice Chairman of Mid Penn Bank, in connection with the completion of the William Penn Bancorporation merger. Mr. Stephon previously served as Chairman, President and Chief Executive Officer of William Penn Bancorporation until its merger with Mid Penn Bancorp, Inc. He also previously served as Senior Executive Vice President and Chief Operating Officer of William Penn Bank from July 2018 until October 2018, when he became President. He was appointed Chief Executive Officer of William Penn Bancorporation and William Penn Bank in February 2019. Mr. Stephon has over 40 years of banking industry experience and previously served as President and Chief Executive Officer, as well as a Director, of Audubon Savings Bank from October 2013 until its merger with William Penn on July 1, 2018. He is a former Director of the Pennsylvania Association of Community Bankers and serves as a Director of the Insured Financial Institutions of the Delaware Valley. He is a graduate of Trenton State College and holds an M.B.A. from Rider University. The Board has determined that Mr. Stephon’s extensive banking and leadership experience qualifies him to serve on the Board.

8

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Compensation of the Board

The Corporation periodically obtains or conducts a survey of director fees, committee fees and other director compensation of banks that are similar in asset size and in similar markets to the Corporation and the Bank. The Compensation Committee reviews these surveys and recommends to the full Board any changes to the compensation of Board members for the upcoming year. The Board has final approval of the compensation of its directors. Directors, with the exception of the Lead Independent Director, received an annual Board fee of $65,000 for the year 2025. Mr. Noone received $97,500 for serving as Lead Independent Director and Committee Chair. Committee Chairs received an additional $7,500 in annual compensation. Committee Vice Chairs received an additional $2,500 in annual compensation. Board members who served for a partial year as Committee Vice Chair were paid for the time they served in those positions. Mr. Ritrievi and Mr. Stephon do not receive a fee for serving on the Board.

On April 1, 2025, each non-employee Director who was serving on the Board at that time was awarded a restricted stock grant of $50,025, equating to 1,945 shares of the Corporation’s common stock, with a fair market value of $25.72 per share, as part of his or her compensation. These common stock awards were granted with a one-year vesting restriction.

The Corporation and Bank maintain a deferred fee plan for directors, which enables a director to annually elect to defer payment of his or her fees until he or she terminates service on the Board. For 2025, the maximum amount each director could defer was 100% of his or her annual director’s fee. Participating directors may elect to receive either a lump sum or equal monthly installments in an amount equal to his or her deferral account (plus interest) upon retirement, early termination, disability, change in control or a hardship. If a director dies before distribution of his or her deferral account commences, the director’s designated beneficiary is entitled to receive the amounts in his or her deferral account or the projected account balance at the time the Corporation adopted the deferred fee plan (limited by the amount of net coverage purchased by the Bank), whichever is greater. For 2025, current members of the Corporation’s Board participated in this plan as follows: Mr. Kiefer deferred $66,250; Mr. Mowery deferred $66,250; and Mr. Noone deferred $58,500.

As detailed in the “Director Compensation Table,” in 2025, the non-employee members of the Corporation’s Board were paid $1,466,525, in the aggregate, for their service as directors, which includes the value of restricted stock awards.

2026 PROXY STATEMENT	9

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

The following table summarizes the total compensation that non-employee directors earned for service as directors of the Corporation for the year ended December 31, 2025.

Director Compensation Table

Name(3)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)

Robert A. Abel	72,500	50,025	-		122,525

Kimberly J. Brumbaugh	72,500	50,025	-		122,525

Matthew G. DeSoto	68,750	50,025	-		118,775

Albert J. Evans	72,500	50,025	-		122,525

Joel L. Frank	72,500	50,025	-		122,525

Maureen M. Gathagan	67,500	50,025	-		117,525

Brian A. Hudson, Sr.	67,500	50,025	-		117,525

Bruce A. Kiefer	66,250	50,025	-		116,275

Theodore W. Mowery	66,250	50,025	120,000	(2)	236,275

John E. Noone	97,500	50,025	-		147,525

William A. Specht, III	72,500	50,025	-		122,525

(1)	Amounts reflect the 1,945 shares of restricted stock granted on April 1, 2025 based on the fair value of the common stock on the grant date ($25.72 per share).

(2)	Amount reflects the payment of $120,000 to Mr. Mowery in the form of non-employee consultant fees.

(3)	Mr. Brugger is omitted from this table. He was appointed to the Board on February 27, 2026, and did not receive compensation as a member of the Board during 2025.

10

GOVERNANCE OF THE CORPORATION

Overview

The Board believes that the purpose of corporate governance is to ensure that the Corporation employs a system of operating practices and procedures designed to maximize shareholder value in a manner consistent with legal and regulatory requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board believes promote these objectives, are sound and represent best practices. These governance practices, Pennsylvania law (the state of incorporation), the rules and listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and the Securities and Exchange Commission (the “SEC”) regulations, as well as best practices suggested by recognized governance authorities, are continually reviewed for consistency and applicability.

As a result of this review process, in 2023 the Board recommended, and the Corporation’s shareholders approved, an amendment to the Corporation’s articles of incorporation to eliminate the supermajority shareholder vote requirement in transactions that receive the support of at least eighty percent (80%) of the members of the Board. Going forward, transactions that receive the overwhelming support of the Board will require only such vote of the shareholders, if any, as required by the Pennsylvania Business Corporation Law or Nasdaq rules. In those limited instances in which a vote is required, a majority of votes cast at the meeting will be sufficient to approve the transaction.

With respect to the composition of its Board, the Corporation seeks director candidates who uphold the highest standards of professionalism, are committed to the Corporation’s values and are strong independent stewards of the long-term interests of shareholders, employees, customers and the communities in which we work. The Board, through the Nominating and Corporate Governance Committee, considers Board composition on an ongoing basis, with a focus on recruiting directors who exhibit the qualities required to effectively oversee the Corporation, including its present and future strategies. The Board primarily seeks directors with experience in fields relevant to the Corporation’s businesses and operations and who are willing to effectively challenge and provide independent oversight of management. The Board seeks candidates who collectively reflect a meaningful level of diversity in four specific areas: expertise and experience; tenure and age; gender, race, ethnicity; and geography.

All of our directors must be qualified in terms of education, professional experience and applicable skills or core competencies. Each director must exhibit integrity, self-assurance, sound judgment, financial literacy, a history of achievement, a collaborative approach to decision making, inquisitiveness, enthusiasm and, of extreme importance, an independent mindset.

The Board believes that it is important that a director’s and shareholders’ interests are financially aligned. In order to promote such alignment of interests, the Corporation adopted a policy in 2023 that directors seeking re-election are required to beneficially own, as of the month-end prior to the date of nomination, such number of shares of common stock having an aggregate value of not less than that identified in the table below. The minimum value shall be determined by multiplying the number of shares owned times the greater of the tangible book value per share and stock price. The number of shares, stock price, and tangible book value shall be determined as of the month-end prior to the date of nomination.

Elected Term Being Sought	Minimum Value of MPB Common Stock

Second	$75,000

Third	$150,000

Fourth	$225,000

Fifth	$300,000

The Board also believes that director refreshment is an important component of good corporate governance and seeks to ensure periodic refreshment through a combination of a mandatory retirement age and term limits. By

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GOVERNANCE OF THE CORPORATION

limiting the age and tenure of directors, the Board ensures that the Corporation will benefit from a balanced mix of long-term institutional knowledge, fresh ideas, and independence from management, while promoting director engagement and mitigating against complacency. To that end, the Corporation’s Bylaws require a director to retire at age 72 and, with certain limited exceptions for directors in office as of January 1, 2020, limits director tenure to a maximum of 15 years, in the aggregate. For more information regarding the director retirement and tenure policy, please refer to the Nominating and Corporate Governance Committee Policy and Charter available on the Corporation’s website.

Director Independence

The Corporation’s current Board is comprised of fourteen individuals. The Board has determined that all of the Corporation’s non-executive Board members are independent under Nasdaq’s corporate governance listing standards, resulting in 86% of the Board being deemed independent of management. In accordance with Nasdaq listing standards, only independent directors serve on the Audit, Compensation, and Nominating and Corporate Governance Committees.

To be considered independent, a director must have no disqualifying relationships as defined by the Nasdaq listing rules, and the Board must have affirmatively determined that the director has no other relationship with the Corporation, either directly or indirectly, that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

In determining the directors’ independence, the Board considered both loan and non-loan transactions between the Bank and the directors, their family members and businesses with whom they are associated, as well as any contributions made to nonprofit organizations with whom they are associated.

Applying the foregoing, the Board has determined that all of the directors are independent, with the exception of Rory G. Ritrievi, who serves as Chair, President, and Chief Executive Officer of the Corporation, and Kenneth J. Stephon, who serves as Chief Corporate Development Officer of the Corporation.

For more information regarding types of transactions, relationships or arrangements considered by the Board in reaching its determination that the directors are independent, please refer to “Related Person Transactions.”

Board Leadership Structure

The Board is led by a Chair selected by the Board. Prior to 2021, the Nominating and Corporate Governance Committee Policy and Charter (the “N&CGC Policy”) required that the role of Chair be filled by a non-executive director. Following a review of the practices of similarly situated, exchange-listed bank holding companies, the Board determined it to be advisable to update the N&CGC Policy to grant the Board the discretion to combine or separate the positions of Chair and Chief Executive Officer depending on the needs and circumstances of the Corporation as they exist from time to time.

Rory G. Ritrievi, President and Chief Executive Officer, currently serves as Board Chair. The Board believes that Mr. Ritrievi’s leadership role in developing the strategic vision of the Corporation, extensive knowledge of all aspects of the Corporation’s business, risks, shareholder base, employees and customers, and his intimate involvement in the Corporation’s day-to-day activities uniquely qualify him to serve as Board Chair during this important stage of the Corporation’s development, while the presence of an overwhelming majority of independent directors on the Board, coupled with a strong Lead Independent Director in Mr. Noone, enables the Board to continue to effectively provide guidance to, and oversight and accountability of, management.

The N&CGC Policy empowers the Chair to call meetings of the Board, preside over meetings of the Board and shareholders, and oversee the information provided to the Board in advance of meetings.

12

GOVERNANCE OF THE CORPORATION

In the event that the Chair is an executive of the Corporation or otherwise not independent under Nasdaq listing rules, the N&CGC Policy requires that the Board elect a Lead Independent Director, who shall be independent as determined in accordance with Nasdaq listing rules and shall:

•	preside over meetings in the absence of the Chair;

•	preside over meetings of the independent directors and facilitate communications between the independent directors and the Chair;

•	have the authority to call meetings or executive sessions of the independent directors;

•	serve as the liaison between the independent directors and the Chair;

•	be available for consultation and direct communication with major shareholders, as appropriate;

•	provide input to the Chair regarding agenda items and information requested by directors; and

•	discharge such other responsibilities as the Board may assign from time to time.

John E. Noone currently serves as Lead Independent Director. Our independent directors meet in executive session at least once annually. An independent director meeting was held in October 2025.

Risk Oversight by Board

The Board is responsible for defining the strategic vision of the Corporation, establishing acceptable risk tolerances within which management is required to operate in order to attain identified strategic objectives, and overseeing and holding management accountable for execution of the overall strategic plan, all with a view toward maximizing shareholder value. Much of this oversight function is administered through the use of committees, which are focused on particular aspects of the Corporation and Bank’s operations and functions, and the risk inherent in those operations and functions. The Board seeks to constitute its committees with Board members who possess certain expertise or skill sets complementary to that committee’s oversight function. For example, the Audit Committee, which is charged with overseeing the financial risk associated with the Corporation’s operations, is comprised of three Board members who qualify as a “financial expert” under the Sarbanes-Oxley Act.

In addition to the general oversight of Corporation business and operations, and recognizing the unique risks that cyber threats pose to today’s financial institutions, the Board also reviews a comprehensive quarterly Enterprise Risk Management Report, prepared by the Bank’s Chief Risk Officer, which includes metrics and trends on major risk areas, including cybersecurity, asset quality, interest rate risk, operations, capital adequacy, liquidity, and regulatory compliance. Additionally, the Risk Committee provides further support to the Board in its role of overseeing cybersecurity risks affecting the Corporation by focusing particularly on new and emerging threats and the Corporation’s defenses and responses to those threats.

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GOVERNANCE OF THE CORPORATION

The Board also recognizes the unique risks that may be posed by virtue of an organization’s compensation practices. In establishing the compensation of the Corporation’s executive officers, specifically, and overseeing the compensation programs of all employees, generally, the Compensation Committee is required to consider the risks associated with the Corporation’s compensation practices, to ensure that such practices do not encourage the taking of unnecessary risks.
Further, in addition to receiving regular reports from Board committees, the Board Chair and the Corporation’s officers keep the full Board informed of the Corporation’s business through regular meetings and by providing regular reports and other materials to Board members. For more information about the Board’s committees, see “Committees and Meetings of the Corporation’s Board” below.
Code of Ethics
The Corporation has adopted a Code of Ethics that applies to directors, officers and employees of the Corporation and the Bank. The Corporation last amended the Code of Ethics on January 26, 2022. A copy of the Code of Ethics may be viewed on the Corporation’s website,
 www.midpennbank.com
, under
 Governance Documents
 in the
 Corporate Information
 section under the
 Investors
 link or requested from the Corporate Secretary by telephone at
(866) 642-7736.
Insider Trading Policy
The Board has adopted an Insider Trading Policy that governs the purchase, sale and other transactions in our securities by directors, officers and employees. Our Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq Listing Standards through several means, including the imposition of regular quarterly blackout periods and requiring that all transactions be pre-cleared
with the Corporation’s Compliance Officer at least two (2) trading days in advance of the proposed transaction. Our Insider Trading Policy further prohibits persons covered by the policy from engaging in transactions in securities of any other public company while in possession of material nonpublic information about that company obtained during the course of his or her service to the Corporation, or communicating material nonpublic information regarding the Corporation or any other public company to any family member, friend or third party. The full text of our Insider Trading Policy was filed as Exhibit 19.1 to our 2025 Annual Report on Form
10-K.
Restrictions on Trading & Hedging
Our Code of Ethics includes anti-hedging provisions that prohibit all employees and directors from day trading or short selling Corporation securities and from engaging in transactions in any derivative of Corporation securities (other than securities issued under a Corporation compensation plan), including buying and writing options.
Shareholder Communications
Any shareholder who wishes to communicate with the Board may send correspondence to Rory G. Ritrievi, Chair, President, and Chief Executive Officer, Mid Penn Bancorp, Inc., at 2407 Park Drive, Harrisburg, Pennsylvania 17110, with a copy to Elizabeth O. Martin, Corporate Secretary, at the same address. Written communications intended or appropriate for the Board received from shareholders are shared with the full Board or appropriate committee as warranted. The Board has a complaint procedure for communicating accounting, internal accounting controls and auditing matters. Complaints generated are directed to a separate mailing address, which is under the control of the Chair of the Audit Committee. Please refer to
 Governance Documents
 in the
 Corporate Information
section under the
 Investors
 link on the Corporation’s website at
 www.midpennbank.com
 for complete details.

14

GOVERNANCE OF THE CORPORATION

A shareholder who intends to nominate an individual for election to the Board (other than a candidate proposed by the Board) must notify the Secretary of the Corporation in compliance with the requirements of Article 10, Section 10.1 of the Corporation’s Bylaws. Any shareholder who intends to nominate a candidate for election to the Board must notify the Secretary of the Corporation in writing not less than the earlier of (1) 120 days prior to the anniversary date of the initial proxy materials or of a notice of the meeting by the Corporation in connection with the immediately preceding Annual Meeting of Shareholders (which would be November 27, 2026, for the 2027 annual meeting), or (2) the deadline for submitting shareholder proposals for inclusion in a proxy statement and form of proxy as calculated under Rule 14a-8(e) promulgated by the SEC (which is also November 27, 2026, for the 2027 annual meeting).

In addition to satisfying the foregoing requirements under the Corporation’s Bylaws, to comply with the SEC’s new universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than 60 days prior to the anniversary of the previous year’s annual meeting date (which would be March 13, 2027, for the 2027 annual meeting).

Annual Meeting Attendance

Twelve of the thirteen directors attended the 2025 Annual Meeting of Shareholders. While the Corporation does not have a formal policy regarding attendance, all directors are strongly encouraged to attend the Annual Meeting of Shareholders.

Committees and Meetings of the Corporation’s Board

During the year ended December 31, 2025, the Corporation’s Board of Directors held 11 meetings. In addition, the Corporation’s independent Board members held one independent Board meeting during 2025.

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GOVERNANCE OF THE CORPORATION

During 2025, the Board maintained six standing committees, four of which serve only the Corporation: Nominating and Corporate Governance, Executive, Audit, and Compensation; and two of which jointly serve the Corporation and the Bank: Real Estate, and Risk. Only independent directors serve on the Audit, Compensation, and Nominating and Corporate Governance Committees. Current committee membership is displayed in the following table.

Committee Membership Table

	Nominating and Corporate Governance (Corporation only)	Executive (Corporation only)	Audit (Corporation only)	Compensation (Corporation only)	Real Estate (Joint)	Risk (Joint)

Robert A. Abel		●	CC/FE			●

Thomas R. Brugger (1)			●/FE			●

Kimberly J. Brumbaugh	●	●		CC

Matthew G. DeSoto	●	●		VC

Albert J. Evans				●	●

Joel L. Frank	CC	●		●

Maureen M. Gathagan				●		VC

Brian A. Hudson, Sr.	●		VC/FE			●

Bruce A. Kiefer	VC		●			●

Theodore W. Mowery					●	●

John E. Noone		●	●/FE		●	CC

Rory G. Ritrievi		CC			●

William A. Specht, III			●		CC	●

Kenneth J. Stephon		●			VC

Meetings Held in 2025	4	2	5	6	4	4

CC	Committee Chair
VC	Committee Vice Chair
●	Member
FE	Financial Expert per Section 407 of the Sarbanes-Oxley Act
(1)	Mr. Brugger was appointed to the Board on February 27, 2026, and did not serve on any Committee in 2025.

During 2025, each of the directors attended at least 78% of the aggregate of all meetings of the Board and the committees on which he or she served. The independent directors met in executive session one time in 2025.

16

GOVERNANCE OF THE CORPORATION

The function of each of the Corporation’s committees is described below.

Nominating and Corporate Governance Committee

Among other responsibilities, this committee identifies, evaluates and recommends to the Board candidates for election or appointment as directors; monitors and makes recommendations to the Board on matters of policies and practices relating to corporate governance; and makes recommendations to the Board with respect to amendments to the Corporation’s organizational documents. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined by Nasdaq listing standards). Joel L. Frank serves as Chair and Bruce A. Kiefer serves as Vice Chair of this committee.

The Nominating and Corporate Governance Committee has a charter which is available under Governance Documents in the Corporate Information section under the Investors link on the Corporation’s website at www.midpennbank.com.

When developing a list of potential nominees, the Nominating and Corporate Governance Committee may take into consideration names provided by shareholders, directors or executive management. Shareholders may submit a recommendation to the Nominating and Corporate Governance Committee, addressed to the Nominating and Corporate Governance Committee at the corporate address. Information is gathered concerning the potential Board member’s location of business and residence, shares owned, and profession or business. Information about the individual’s core competencies and personal characteristics, including integrity, expertise and enthusiasm, is also gathered to determine if the candidate meets the criteria listed in the N&CGC Policy. The Nominating and Corporate Governance Committee screens this information to narrow its search of final candidates to be interviewed. Upon completion of the interviews, the Committee makes a final recommendation to the full Board. All potential candidates are screened by the same process regardless of whether they are recommended by a director, a member of executive management, or a shareholder.

The Nominating and Corporate Governance Committee recognizes the importance of having diverse perspectives on the Board and endeavors to achieve, over time, a balanced level of diversity in the Board’s overall composition. With this goal in mind, the Board has made progress over the last six years with the additions of Ms. Brumbaugh in 2019 and Mr. Hudson and Ms. Gathagan in 2021. The following matrix illustrates the core competencies determined by the Board to be exhibited by each director and nominee, as well as certain other qualifications and personal characteristics.

2026 PROXY STATEMENT	17

GOVERNANCE OF THE CORPORATION

Board Composition Matrix

Core Competencies

Executive/Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Financial/Accounting/ Banking	✓	✓	✓	✓				✓	✓		✓	✓	✓	✓

Legal/Regulatory		✓			✓	✓						✓		✓

Development, Succession, Benefits, Compensation	✓	✓	✓	✓	✓	✓	✓	✓		✓		✓	✓	✓

Information Technology		✓							✓			✓	✓	✓

Self-Identified Personal Information

Age	67	59	57	49	59	64	52	71	66	67	66	62	64	67

Gender (1)	M	M	F	M	M	M	F	M	M	M	M	M	M	M

Race (2)	C	C	C	C	C	C	C	B	C	C	C	C	C	C

Years Served on MPB Board	15	<1	7	18	2	2	4	5	3	23	14	17	20	<1

Share Ownership	36,994	8,642	13,568	121,237	42,507	11,275	13,572	9,064	1,043,876	64,981	79,589	73,742	51,846	181,178

Independence	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	N

(1)	M – Male / F – Female

(2)	C – Caucasian / B – Black

Percent of Board members who meet diversity characteristics – 21%

Average Age – 62

Average Share Ownership – 125,148

Percent of outstanding common stock beneficially owned by the Board – 6.9%

Executive Committee
This committee may exercise the authority of the Board in the intervals between the meetings of the Board so far as may be permitted by law. Rory G. Ritrievi serves as Chair of this committee.

Audit Committee

This committee oversees audit coverage, selects the independent registered public accounting firm, reviews the annual and quarterly financial statements of the Corporation and auditor’s reports, and monitors with management and the internal and external auditors the system of internal controls and its accounting and reporting practices. All members of the Audit Committee are non-employee directors and are independent (as independence is currently defined by Nasdaq listing standards). The Audit Committee has a charter which is available under Governance Documents in the Corporate Information section under the Investors link on the Corporation’s website at www.midpennbank.com. Robert A. Abel serves as Chair and Brian A. Hudson, Sr. serves as Vice Chair of this committee. Robert A. Abel, Thomas R. Brugger, Brian A. Hudson, Sr., and John E. Noone serve as the Audit Committee Financial Experts.

18

GOVERNANCE OF THE CORPORATION

Compensation Committee

This committee assures that senior executives are compensated effectively in a manner consistent with the Corporation’s compensation strategy, internal equity considerations, competitive practice and the requirements of the appropriate regulatory bodies. This committee also reviews salary adjustments, compensation and benefits programs for all employees and makes recommendations to the Board. All members of the Compensation Committee are independent (as independence is currently defined by Nasdaq listing standards). The Compensation Committee has a charter which is available under Governance Documents in the Corporate Information section under the Investors link on the Corporation’s website at www.midpennbank.com. Kimberly J. Brumbaugh serves as Chair and Matthew G. DeSoto serves as Vice Chair of this committee.

2026 PROXY STATEMENT	19

RELATED PERSON TRANSACTIONS

Related person transactions greater than $120,000 must be approved by the Board prior to any commitment by the Bank to any such transaction. Directors do not participate in the discussions and are not present for voting on their own related person transactions. All of the material terms, conditions and purpose of the transaction must be described in writing and provided to the Board, together with the written request for approval of any such transaction. The transaction is to be reviewed and approved by the appropriate senior officer before being submitted to the Board for approval. Related person transactions for ongoing or continuing services can be reviewed and pre-approved within reasonable parameters established by the Board on an as-needed basis. If the terms, pricing or conditions change so as to go outside the specified parameters cited in the request, the transactions are required to be resubmitted for review and approval.

From time to time, the Bank has engaged in and intends to continue to engage in banking and financial transactions in the ordinary course of business with the Corporation’s and the Bank’s officers and directors and their immediate families and companies in which they had an ownership interest of 10% or more, in each case on comparable terms as those prevailing from time to time for other customers and vendors. Loans from the Bank to such persons are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and do not involve more than the normal risk of collectability or present other unfavorable features. The Corporation does not extend loans to related persons.

The Bank is party to a lease agreement with an entity that is an affiliate of Mr. Noone, Lead Independent Director of the Corporation’s Board, in connection with a retail branch property located in Mechanicsburg, Pennsylvania, which has a remaining initial term of 9 years. Following our 2015 acquisition of Phoenix Bancorp, Inc., the Bank assumed a lease agreement with the same entity in connection with a retail branch property located in Frackville, Pennsylvania, which has a remaining initial term of 11 years. The aggregate lease payments to such entity, of which Mr. Noone is a 98% limited partner, totaled approximately $176,500 during 2025. In determining director independence, the Board considered these lease arrangements and concluded they do not impact the independence of Mr. Noone.

Todd Ritrievi, brother of Chair, President and Chief Executive Officer Rory G. Ritrievi, has been employed by the Bank since 2022. He currently serves as Vice President, Senior Enterprise Business Analyst. In such role, Mr. Ritrievi earned compensation in excess of $120,000 in 2025, and received retirement, health and wellness benefits, all on comparable terms as those provided for other employees of the Bank. Pursuant to the Related Person Transactions Policy, our Audit Committee reviewed and approved the details of Mr. Ritrievi’s employment.

Neither the Corporation nor the Bank has entered into any other material transactions, proposed or consummated, with any other director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons.

20

BENEFICIAL OWNERSHIP OF MID PENN BANCORP, INC.’S STOCK HELD BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

The following table sets forth, to the best of the Corporation’s knowledge, those persons or entities who owned of record or beneficially on March 13, 2026, more than 5% of the outstanding shares of the Corporation’s common stock.

Beneficial ownership of the Corporation’s common stock was determined by referring to Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

•	voting power, which includes the power to vote or to direct the voting of the stock; or

•	investment power, which includes the power to dispose or direct the disposition of the stock; or

•	the right to acquire beneficial ownership within 60 days after March 13, 2026.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

Bay Pond Partners, L.P. 280 Congress Street Boston, MA 02210	1,160,843(1)	4.6%

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	1,181,709(2)	4.7%

The Vanguard Group Inc. 100 Vanguard Blvd. Malvern, PA 19355	1,201,025(3)	4.7%

Wellington Management Group LLP 280 Congress Street Boston, MA 02210	2,224,513(4)	8.8%

General American Capital, LLC 222 Royal Palm Way Palm Beach, FL 33480	2,436,379(5)	9.6%

Philip A. Norcross 222 Royal Palm Way Palm Beach, FL 33480	2,451,458(6)	9.7%

(1)

Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on September 26, 2025, by Bay Pond Partners, L.P. Such filing was made prior to the consummation of the merger with 1st Colonial Bancorp on February 27, 2026. The beneficial owner has not filed any subsequent reports or amendments with respect to its beneficial ownership of Corporation common stock following consummation of the merger and, accordingly, the share ownership reported in such filing and in the table above may not be current.

(2)

Based on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on January 26, 2024, by BlackRock, Inc. Such filing was made prior to the consummation of the merger with 1st Colonial Bancorp on February 27, 2026. The beneficial owner has not filed any subsequent reports or amendments with respect to its beneficial ownership of Corporation common stock following consummation of the merger and, accordingly, the share ownership reported in such filing and in the table above may not be current.

(3)

Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on July 29, 2025, by The Vanguard Group Inc. Such filing was made prior to the consummation of the merger with 1st Colonial Bancorp on February 27, 2026. The beneficial owner has not filed any subsequent reports or amendments with respect to its beneficial ownership of Corporation common stock following consummation of the merger and, accordingly, the share ownership reported in such filing and in the table above may not be current.

(4)

Based on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on November 12, 2025, by Wellington Management Group LLP. Such filing was made prior to the consummation of the merger with 1st Colonial Bancorp on

2026 PROXY STATEMENT	21

BENEFICIAL OWNERSHIP OF MID PENN BANCORP, INC.’S STOCK HELD BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

February 27, 2026. The beneficial owner has not filed any subsequent reports or amendments with respect to its beneficial ownership of Corporation common stock following consummation of the merger and, accordingly, the share ownership reported in such filing and in the table above may not be current.
(5)	Based on information set forth in a Schedule 13D/A filed with the Securities and Exchange Commission on March 20, 2026, by Susan D. Hudson, in her capacity as Manager and a Trustee.
(6)

In addition to the 2,436,379 shares held in the name of General American Capital, LLC listed above, Philip A. Norcross is also the beneficial owner of an additional 15,079 shares, giving him total beneficial ownership of 2,451,458 shares.

Share Ownership by the Directors, Officers and Nominees

The following table shows, as of March 13, 2026, the number of shares and percentage of the Corporation’s common stock beneficially owned by each incumbent director, each nominee, and each Named Executive Officer, and all of the Corporation’s directors, nominees, and executive officers collectively as a group based on information furnished by the persons named and the Corporation’s records.

Beneficial ownership of shares of the Corporation’s common stock is determined in accordance with SEC Rule 13d-3. Unless otherwise indicated in a footnote appearing below the table, all shares reported in the following table are held either by the individual alone or by the individual together with his or her spouse. The number of shares owned by the respective directors, nominees and executive officers is rounded to the nearest whole share.

	Common Stock

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Robert A. Abel	36,994	(1)	*

Thomas R. Brugger	8,642	(2)	*

Kimberly J. Brumbaugh	13,568	(3)	*

Matthew G. DeSoto	121,237	(4)	*

Albert J. Evans	42,507	(5)	*

Joel L. Frank	11,275	(6)	*

Maureen M. Gathagan	13,572	(7)	*

Brian A. Hudson, Sr.	9,064	(8)	*

Bruce A. Kiefer	1,043,876	(9)	4.1%

Theodore W. Mowery	64,981	(10)	*

John E. Noone	79,589	(11)	*

Rory G. Ritrievi	73,742	(12)	*

William A. Specht, III	51,846	(13)	*

Kenneth J. Stephon	181,178	(14)	*

Justin T. Webb	20,532	(15)	*

Scott W. Micklewright	20,920	(16)	*

Heather R. Hall	6,112	(17)	*

Joan E. Dickinson	6,807	(18)	*

Directors, nominees and executive officers as a group (24 persons including those named above)	1,829,875		7.2%

*	Does not exceed 1% of the class based on the number of shares of common stock outstanding as of March 13, 2026.
(1)	Includes 27,330 shares held in a Trust and 1,945 shares of restricted stock.
(2)	Includes 6,110 shares held in a Trust.
(3)	Includes 1,945 shares of restricted stock.

22

BENEFICIAL OWNERSHIP OF MID PENN BANCORP, INC.’S STOCK HELD BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

(4)

Includes 4,299 shares held by Mr. DeSoto in PUTMA accounts for his children, 78 shares held by Mr. DeSoto as a 50% owner in a partnership account, for which he has sole voting power, and 1,945 shares of restricted stock.

(5)	Includes 1,280 shares held in the name of Frontier Trust FSB trustee, for Fanelli, Evans & Patel P.C. and 1,945 shares of restricted stock.
(6)	Includes 1,945 shares of restricted stock.
(7)	Includes 1,945 shares of restricted stock.
(8)	Includes 1,945 shares of restricted stock.
(9)	Includes 1,003,259 shares held by a family partnership, of which Mr. Kiefer is a managing partner, 388 shares held by his child, and 1,945 shares of restricted stock.
(10)	Includes 250 shares held by Mr. Mowery’s spouse and 1,945 shares of restricted stock.
(11)	Includes 49,400 shares held in a Trust and 1,945 shares of restricted stock.
(12)	Includes 2,452 shares of restricted stock.
(13)

Includes 4,900 shares held by Mr. Specht’s entity wholly-owned and 1,945 shares of restricted stock. Mr. Specht is trustee of a family trust of which 31,210 shares are held for the benefit of Janet E. Specht.

(14)	Includes 80,769 stock options which are vested and exercisable and 21,538 shares of restricted stock.
(15)	Includes 2,143 shares of restricted stock.
(16)	Includes 2,143 shares of restricted stock.
(17)	Includes 1,195 shares of restricted stock.
(18)	Includes 1,195 shares of restricted stock.

2026 PROXY STATEMENT	23

PROPOSAL NO. 2: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 and the related rules of the SEC, we are holding an advisory vote on the compensation of our named executive officers. At our 2025 annual meeting, over 95% of the votes cast by our shareholders approved the compensation paid to our named executive officers.

As described in detail in this proxy statement, our executive compensation programs are designed to attract, motivate, reward and retain our named executive officers, who are critical to our success. We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote FOR the following resolution at the Annual Meeting of Shareholders:

“RESOLVED, that the shareholders of Mid Penn Bancorp, Inc. hereby approve the compensation of the Corporation’s named executive officers, as described in the Compensation Discussion and Analysis and accompanying tabular and narrative disclosure contained in the Corporation’s proxy statement for the 2026 Annual Meeting of Shareholders.”

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into consideration the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote FOR this proposal.

24

EXECUTIVE OFFICERS

Executive Officers of the Corporation and the Bank

The following table sets forth, as of March 13, 2026, selected information about the Corporation’s and Bank’s executive officers, each of whom is appointed by the Board and each of whom holds office at the Board’s discretion.

Name	Age	Principal Occupation for the Past Five Years and Position Held with Mid Penn Bancorp, Inc. and Subsidiaries

Rory G. Ritrievi	62	Board Chair of the Corporation and Bank since July 2021; President, Chief Executive Officer and Director of the Corporation and the Bank since 2009.

Justin T. Webb	43	Senior Executive Vice President of the Bank since October 2018 and Chief Financial Officer of the Corporation and Bank since January 2024; Chief Operating Officer of the Bank from May 2018 to January 2024; Interim Chief Financial Officer of the Corporation and Bank from March 2022 to May 2022.

Kenneth J. Stephon	67

Director and Chief Corporate Development Officer of the Corporation and the

Bank and Vice Chair of the Bank since May 2025; Chairman of William Penn Bancorporation from 2020 until its merger with Mid Penn Bancorp, Inc.; Chief Executive Officer of William Penn Bancorporation from 2019 until its merger with Mid Penn Bancorp, Inc.; and President of William Penn Bancorporation from 2018 until its merger with Mid Penn Bancorp, Inc.

Joan E. Dickinson	61	Senior Executive Vice President and Chief Retail Officer of the Bank since August 2021; Executive Vice President and Chief of Staff of the Bank from October 2018 to August 2021.

Heather R. Hall	52	Senior Executive Vice President, Market President of the Greater Harrisburg Area Market and Chief Lending Officer of the Bank since January 2024; Executive Vice President and Market President of the Capital Region from April 2021 to January 2024; Commercial Relationship Manager of the Bank from November 2016 to April 2021.

John Paul Livingston	39	Executive Vice President and Chief Information and Technology Officer of the Bank since April 2023; First Senior Vice President and Chief Information and Technology Officer of the Bank from October 2018 to April 2023.

Scott W. Micklewright	43	President of Commercial and Consumer Banking since January 2024 and Senior Executive Vice President, Chief Revenue Officer of the Bank since October 2018; Executive Vice President, Chief Lending Officer of the Bank from February 2013 to October 2018.

Zachary C. Miller	39	Executive Vice President and Chief Risk Officer of the Bank since September 2024; First Senior Vice President and Chief Risk Officer of the Bank from September 2021 to September 2024; First Vice President and Director of BSA/AML/OFAC of the Bank from November 2018 to September 2021.

Joseph L. Paese	66	First Executive Vice President since January 2024 and Director of Trust and Wealth Management of the Bank since April 2016; Executive Vice President of the Bank from April 2016 to January 2024.

Jordan D. Space	42	President of the Private Bank and Senior Executive Vice President, Chief Revenue Officer of MPB Financial; Chief Operating Officer of the Bank from January 2024 to January 2025; Executive Vice President, Chief Corporate Development Officer of the Bank from April 2022 to January 2024; Executive Vice President and Market President at S&T Bank from 2018 to April 2022.

Paul W. Spotts	54	Executive Vice President and Chief Credit Officer of the Bank since June 2024; First Senior Vice President and Chief Credit Administration Officer of the Bank from July 2021 to June 2024; Chief Credit Officer of Orrstown Bank from 2014 to July 2021.

Dana R. Stewart	57	First Executive Vice President and Chief Operating Officer of the Bank since January 2026; Senior Vice President and Director of Project Management Office at FNB from 2015 to October 2025.

2026 PROXY STATEMENT	25

COMPENSATION DISCUSSION AND ANALYSIS

2025 Key Business Accomplishments

The past year was a successful one for the Corporation, despite a difficult operating environment. As we look back on 2025, we are extremely proud of the following key accomplishments:

2025 Financial Accomplishments:

✓ Return on average assets was 0.93% for 2025.

✓ Organic deposit growth for 2025, excluding brokered CDs, was $127.3 million, or an annual increase of 10.8%.

✓ Tangible book value growth was 6.91% in 2025.

✓ Completion of William Penn Bancorporation merger and CHARIS Insurance Group acquisition.

✓ Cash dividends paid during 2025 of $0.82 per common share.

Compensation Program Authority and Objectives

The Board has delegated the task of administering Mid Penn’s compensation program to the Compensation Committee. The Committee’s primary responsibility is to assure that the compensation structure and components for executive officers of the Corporation and its subsidiaries are designed to (i) align with the interests of our shareholders and the strategic goals of the Corporation and its subsidiaries, (ii) attract and retain highly-qualified executives who are motivated to achieve high levels of performance, both short-term and long-term, (iii) be competitive with compensation programs of peer institutions, (iv) not encourage undue risk-taking which would negatively affect the safety and soundness of the Corporation and its subsidiaries, and (v) comply with the requirements of the appropriate regulatory bodies.

In making its compensation decisions for 2025, the Compensation Committee desired to recognize the efforts of the members of the executive management team who guided the Corporation in achieving each of the foregoing milestones.

26

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the key elements of our compensation program for our named executive officers. For the year 2025, our named executive officers are:

Name	Position

Rory G. Ritrievi	Board Chair, President, Chief Executive Officer and Director of the Corporation and Bank

Justin T. Webb	Senior Executive Vice President, Chief Financial Officer of the Corporation and Bank

Scott W. Micklewright	President of Commercial and Consumer Banking and Senior Executive Vice President, Chief Revenue Officer of the Bank

Heather R. Hall	Senior Executive Vice President, Market President and Chief Lending Officer of the Bank

Joan E. Dickinson	Senior Executive Vice President, Chief Retail Officer of the Bank

Compensation Program Design Overview

The main elements of compensation for 2025 for the named executive officers were base salary, short-term incentives, restricted stock awards, and the vesting of cash retention bonuses implemented in 2022 and 2024. Such elements are consistent with the Corporation’s compensation objectives to align with the long-term growth and sustained earnings objectives of shareholders, and our ability to attract, retain, and motivate highly-qualified executives.

Management’s Input Involving the Compensation Program

The Compensation Committee considers the views and recommendations of the Chief Executive Officer in making compensation decisions affecting executive officers who report to him. The Chief Executive Officer’s role in recommending compensation levels and compensation program elements is to develop and recommend appropriate performance measures and targets for each individual, to report on the respective individual’s performance, to provide data and background material to enable the Compensation Committee to assess the labor market and to make specific recommendations on each named executive officer’s respective salary. The Chief Executive Officer does not recommend his own salary and is not present during the Compensation Committee’s or the Board’s discussions or decisions regarding his or his team’s specific compensation.

Supplementary to executive compensation peer data provided by the Corporation’s independent compensation consultant, members of the Corporation’s Finance and Human Resources management team periodically provide the Chief Executive Officer and the Compensation Committee with updated peer analyses, which compile compensation program data disclosed by other peer banks in their respective SEC filings, in order for the Compensation Committee to assess the competitive market for executive compensation, and the consistency of the Corporation’s elements and amount and trend of executive compensation with those of similarly-profiled peer banks.

2026 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Consultant’s Role in Determining Compensation

In 2025, the Compensation Committee utilized the services of Meridian Compensation Partners, an independent consulting firm that specializes in executive and board compensation. In connection with the 2025 engagement, Meridian provided relevant peer data analysis (utilizing 2024 proxy information, the most recent compensation data publicly available) and advice for consideration by the Committee in evaluating compensation of the named executive officers. The Board’s objective is to compensate our executive officers at or around the 50th percentile of peers. The following peer group comprised of commercial banks with total assets ranging between $2.5 billion and $11.7 billion was used in Meridian’s analysis:

First Commonwealth Financial Corporation	Peapack-Gladstone Financial Corporation

ConnectOne Bancorp, Inc.	Peoples Financial Corporation

S&T Bancorp, Inc.	First Bank

Flushing Financial Corporation	Citizens Financial Group

Tompkins Financial Corporation	LINKBANCORP, Inc.

Univest Financial Corporation	CNB Financial Corporation

Shore Bancshares, Inc.	Chemung Financial Corporation

Arrow Financial Corporation	Orrstown Financial Services, Inc.

The First of Long Island Corporation	Unity Bancorp, Inc.

Citizens & Northern	Financial Institutions, Inc.

Results of Shareholder “Say-on-Pay” Vote in Determining Compensation

Each year, the Corporation asks its shareholders to cast a non-binding advisory vote on the compensation of our named executive officers, known as a “say-on-pay” vote. At the 2025 Annual Meeting, the Corporation’s shareholders approved the compensation of our named executive officers by an overwhelming majority of more than 95% of votes cast. The Compensation Committee considers the shareholders’ voted level of approval of our executive compensation practices relative to both the current year, and say-on-pay voting trends over several years, as a key input when considering whether to significantly change the Corporation’s compensation policies and practices. The strong past-shareholder support of our compensation philosophy, combined with the strong retention of the executive management team, has led the Compensation Committee to conclude that a material change to such philosophy is not currently necessary, although the Committee continues to seek the advice of an independent compensation consultant, as well as data from management, to ensure that the Corporation’s pay practices are consistent with current market conditions and best practices.

CEO Pay Ratio Disclosure

In 2015, the SEC adopted a rule requiring certain public companies to disclose the ratio of the total compensation of the CEO to the median compensation of its other employees.

For the Corporation, the median employee was determined using a census of all full-time and part-time employees as of November 30, 2025, which totaled 743 personnel excluding the CEO. The annual total compensation for all employees on this census was calculated using the same pay elements shown for the CEO in the “Summary Compensation Table – 2025”. The primary elements of this 2025 total compensation calculation included base salary/wages, bonuses and incentive compensation, employer matching contributions to the Corporation’s 401(k) plan, restricted stock awards, auto allowances, employer-paid life insurance premiums and nonqualified deferred compensation. For full-time employees who were hired during 2025, the base salary/wages element was annualized to determine the respective individual’s total compensation.

28

COMPENSATION DISCUSSION AND ANALYSIS

As disclosed in the “Summary Compensation Table – 2025,” the total compensation of the CEO for 2025 was $2,209,726. The 2025 total compensation of the median employee was $64,093. The resulting ratio of the CEO’s total compensation to that of the median employee is 34 to 1.

Components of Compensation

Base Salary

Base salary levels are set to attract and retain executives who can further the Corporation’s and Bank’s strategic objectives and who are motivated to achieve high levels of performance, both short-term and long-term. Base salary is the most significant component of the named executive officers’ compensation, and the Compensation Committee reviews it every year to determine whether the salary for each respective named executive officer is at an appropriate level when considering the relevant inputs. As mentioned above, the Chief Executive Officer reviews each named executive officer’s performance, other than his own, in making salary recommendations to the Compensation Committee. The Chief Executive Officer and the Compensation Committee consider each named executive officer’s general management performance; policy, procedure, and regulatory compliance; public relations; strategic objectives management; length of service with the Corporation and Bank; and the named executive officer’s position and areas of responsibility in making its determination of the appropriate level of base salary. The Compensation Committee reviews the Chief Executive Officer’s performance in making a salary recommendation to the Board.

Executive Annual Incentive Plan; Short-Term Incentives and Bonuses

On January 22, 2025, the Board approved the Mid Penn Bancorp, Inc. Executive Annual Incentive Plan, effective for the 2025 fiscal year (the “AIP”). The AIP is intended to optimize the profitability and growth of the Corporation through incentives consistent with the Corporation’s goals in order to link and align the personal financial interests of the participants with the overall financial performance of the Corporation, and to provide flexibility to the Corporation in its ability to motivate, attract and retain the services of individuals who make contributions to the Corporation’s overall success. Each of the Corporation’s named executive officers is eligible to participate in the AIP.

The AIP authorizes the payment of annual cash and equity bonus awards, designated as a percentage of base salary, subject to performance objectives that must be satisfied during each plan year (which is the calendar year) for the participant to earn an annual bonus award. The base salary used in incentive calculations is the named executive officer’s annualized salary rate as of the last day of the relevant fiscal year. Payment of the annual bonus award is also contingent on the Corporation’s and/or the named executive officer’s overall performance level being satisfactory, as determined in the sole discretion of the Compensation Committee.

The Compensation Committee structured payouts under the AIP in 2025 to be based on measurable performance against specific financial targets that the Compensation Committee believes to be key drivers of shareholder value. The financial performance metrics account for 60% (subject to upward adjustment upon achievement of maximum financial performance) of the 2025 AIP annual bonus award available to named executive officers. The remaining 40% of the named executive officer’s potential annual bonus award as a percentage of their base salary may be awarded at the discretion of the Compensation Committee. The discretionary portion of the award gives the Compensation Committee the flexibility to reward strong individual performance of the named executive officers in their roles and recognize the Corporation’s strategic goals achieved during the fiscal year.

2026 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

Award determinations are made by the Compensation Committee as soon as practicable following the end of the plan year and paid to each named executive officer no later than March 15th. The table below sets forth the target cash and equity bonus awards available to named executive officers in 2025, designated as a percentage of each named executive officer’s base salary as in effect on December 31, 2025:

NEO	Base Salary ($)	2025 Cash Bonus Target Award (%) of Base Salary	2025 Cash Bonus Target Award ($) (1)	2025 Equity Bonus Target Award (%) of Base Salary	2025 Equity Bonus Target Award ($) (1)

Rory G. Ritrievi	800,000	40%	320,000	45%	360,000

Justin T. Webb	450,000	35%	157,500	40%	180,000

Scott W. Micklewright	440,000	30%	132,000	35%	154,000

Heather R. Hall	400,000	30%	120,000	35%	140,000

Joan E. Dickinson	350,000	30%	105,000	35%	122,500

(1)	Of which 60% is comprised of the performance-based component, with the remaining 40% payable at the discretion of the Compensation Committee.

The specific performance objectives are determined annually by the Compensation Committee and communicated to the named executive officer, but generally may include objective targets on financial performance and profitability growth, such as net income, efficiency ratio and tangible book value growth, and subjective performance objectives, such as particular qualitative factors for the named executive officer based on his or her duties to the Corporation. Each performance objective may be weighted based on priority as a contribution to the total performance bonus award payable to the named executive officer. For 2025, the Compensation Committee selected the following: (1) Earnings Per Share; (2) Operating Efficiency Ratio; and (3) Tangible Book Value growth. Operating Efficiency Ratio is calculated as total noninterest expense, less merger and acquisition expenses, amortization of intangibles, foreclosed asset expenses and other non-operating expenses, divided by the sum of non-interest income and net interest income, adjusted to include the tax equivalent income on tax exempt income from investments and loans. These financial metrics were selected because the Compensation Committee considers them the most significant indicators of financial performance and drivers of shareholder value.

If the target performance levels are attained, the incentive bonus awards would be initially earned at target levels. If performance is below the threshold for a given performance goal, no incentive bonus would be paid for that goal. Performance above maximum for a given goal would result in payout at maximum for that goal.

The target performance levels and actual performance for 2025 with respect to the performance objectives were as follows:

Performance Metric	Performance Target	Weight (%) (3)	Threshold (90%)	Target (100%)	Maximum (110%)	Actual 2025 Results	Actual Weight (%)

Earnings Per Share (2)	$2.70	30%	$2.43	$2.70	$2.97 (adjusted; non-GAAP) (1)	$3.03 (adjusted; non-GAAP) (1)	33%

Operating Efficiency Ratio (1)	62.85%	15%	69.14%	62.85%	56.57%	59.15%	15%

Tangible Book Value Growth (1)(2)	7.80%	15%	7.02%	7.80%	8.58%	9.17%	16.50%

(1)	These are non-GAAP financial measures. Please see Appendix A for the rationale behind the presentation of these measures.

(2)

In determining financial performance for 2025, the Compensation Committee determined to exclude merger-related expenses and the dilutive effective to tangible book value generated by the acquisition of William Penn Bancorporation and the issuance of the Corporation’s common stock to former William Penn shareholders to avoid negatively impacting AIP participants for the achievement of the Corporation’s strategic objectives, as well as other non-recurring income and expenses consistent with the disclosures contained in the Corporation’s quarterly earnings releases. For more information, please see Appendix A.

(3)	Of which 60% is comprised of the performance-based component, with the remaining 40% payable at the discretion of the Compensation Committee.

30

COMPENSATION DISCUSSION AND ANALYSIS

For 2025, the Corporation performed at the “maximum” level (as adjusted) for both the Earnings Per Share and Tangible Book Value Growth categories, and at the “target” level for Operating Efficiency Ratio.

For 2025, the Compensation Committee paid each named executive officer the full discretionary portion of the cash bonus and equity bonus award. The Compensation Committee came to this decision following its review of relevant peer company and market data, discussions with the Corporation’s compensation consultant, and the achievement of the maximum financial performance metrics under the AIP for 2025.

Annual Cash Incentive Awards

Each named executive officer’s cash incentive bonus award is targeted at a specified percentage of base salary, as described above and determined by adjusting the target cash bonus award by the level of achievement of the 2025 AIP financial metrics. For the year ended December 31, 2025, Adjusted Earnings Per Share (non-GAAP) was $3.03, compared to $2.70 at target, Operating Efficiency Ratio was 59.15%, compared to 62.85% at target, and Adjusted Tangible Book Value growth was 9.17%, compared to 7.80% at target. The Compensation Committee believes that cash awards under the AIP rewards the named executive officer’s achievement in the short-term of individual and corporate goals that align with our strategic plan and contributes to the Corporation’s overall success.

The following table summarizes the cash-incentive bonus award opportunity available, and actual payments made, to named executive officers for 2025 performance.

Named Executive Officer	2025 Target Annual Cash Bonus ($)	2025 Performance Metric Result (%) (1)	2025 Maximum Discretionary Award (%)	2025 Actual Cash Bonus ($) (2)

Rory G. Ritrievi	320,000	64.50%	40%	334,400

Justin T. Webb	157,500	64.50%	40%	164,588

Scott W. Micklewright	132,000	64.50%	40%	137,940

Heather R. Hall	120,000	64.50%	40%	125,400

Joan E. Dickinson	105,000	64.50%	40%	109,725

(1)	Reflects achievement in excess of the “maximum” performance metric for two categories.

(2)	Includes payout of the discretionary award at the full 40%.

Annual Equity Incentive Compensation Awards

Each named executive officer’s equity incentive bonus award is targeted at a specified percentage of base salary, as described above and determined by adjusting the target equity cash bonus award by the level of achievement of the 2025 AIP financial metrics. For the year ended December 31, 2025, Adjusted Earnings Per Share (non-GAAP) was $3.03, compared to $2.70 at target, Operating Efficiency Ratio was 59.15%, compared to 62.85% at target, and Tangible Book Value growth was 9.17%, compared to 7.80% at target.

Equity bonus awards are paid in the form of restricted stock, subject to a three-year vesting period, and issued under the Corporation’s 2023 Stock Incentive Plan. The Compensation Committee believes that equity awards under the AIP effectively align the interests of the named executive officers with those of our shareholders by providing individuals who have responsibility for management and growth of the Corporation with an opportunity to increase their ownership of the Corporation’s common stock, to have a meaningful interest in the future of the Corporation and sustained shareholder value creation, and discourages excessive risk taking.

2026 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

The following table summarizes the equity-incentive bonus award opportunity available and the computation of the 2025 equity bonus award for each named executive officer.

Named Executive Officer	2025 Target Annual Equity Bonus ($)	2025 Performance Metric Result (%) (1)	2025 Maximum Discretionary Award	2025 Actual Equity Bonus ($) (2)

Rory G. Ritrievi	360,000	64.50%	40%	376,200

Justin T. Webb	180,000	64.50%	40%	188,100

Scott W. Micklewright	154,000	64.50%	40%	160,930

Heather R. Hall	140,000	64.50%	40%	146,300

Joan E. Dickinson	122,500	64.50%	40%	128,013

(1)	Reflects achievement in excess of the “maximum” performance metric for two categories.

(2)	Includes payout of the discretionary award at the full 40%.

As required by applicable SEC rules, the Summary Compensation Table, Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year End tables in this proxy statement do not include the equity bonus award issued in 2026 for 2025 performance. These awards will be disclosed as 2026 compensation in the Corporation’s 2027 proxy statement.

All awards issued under the executive annual incentive plan are subject to the Corporation’s Clawback Policy.

2024 Informal Compensation Plan

In 2024 the Corporation maintained an informal executive compensation plan pursuant to which our named executive officers were eligible to receive short-term cash and equity incentives for the achievement of corporate and individual performance goals. In order to receive a payment under the plan in 2024, the named executive officer had to be employed prior to September 30, 2023, and on the date of payout, and both the corporate and individual performance goals, which include actions that can only be taken by the named executive officer for the respective performance period, must be achieved. The short-term incentives for performance in 2024 and for the first quarter of 2025 paid to named executive officers were awarded in the first quarter of 2025. A key input considered by the Compensation Committee in determining whether to recommend an award and the amounts thereof were the actual earnings performance of the Corporation for the full year of 2024 and the first quarter of 2025 compared to the Board-approved targeted net income available to common shareholders for the respective periods as well as other non-financial targets. The Board’s targeted net income for the first quarter of 2025 was $9,974,000 while actual net income for that period was $13,742,000. The Compensation Committee believed that the Board-approved earnings targets were aggressive and difficult to achieve, particularly in the difficult operating environment. As a result of this performance relative to the Board-approved targets, and considering each named executive officer’s respective performance goals and achievements, the Compensation Committee awarded cash bonus compensation to Mr. Ritrievi, Mr. Webb, Mr. Micklewright, Ms. Hall, and Ms. Dickinson in the amount of $400,000, $170,000, $155,000, $110,000 and $100,000, respectively.

Equity Incentive Plans

The Corporation has continued to make restricted common stock awards to named executive officers, other members of management, and directors, consistent with past practice. Restricted stock is common stock granted to an employee or director that does not vest until specific conditions are met. Typical conditions for employees receiving restricted stock grants include performance goals for the individual or the Corporation, and for the vesting thereof, the individual being required to remain employed with the Corporation or Bank for a specific number of years. Once the conditions are met, then the common stock vests and the employee obtains the shares without restrictions. The Board believes that restricted stock awards can serve as an important element in attracting and retaining employees and directors whom the Board expects to contribute to the Corporation’s growth and success both in the near-term, and over the longer-term vesting period and beyond, to realize benefits in the growth on the value of the Corporation’s stock in alignment with shareholder interests. By compensating employees and directors with shares of Corporation common stock, the employees and directors have additional incentive to ensure that the

32

COMPENSATION DISCUSSION AND ANALYSIS

Corporation is successful. Based on the recommendations of the Compensation Committee, the Board determines to whom specifically it grants restricted stock, as well as the timing, vesting schedule, and number of shares subject to the award. Historically, awards have been made under the Mid Penn Bancorp, Inc. 2014 Restricted Stock Plan, which expired by its terms in 2024.

At the 2023 Annual Meeting, the Corporation’s shareholders approved a new, omnibus Stock Incentive Plan. This new plan replaces the 2014 Restricted Stock Plan and provides the Corporation additional flexibility in designing its equity compensation programs by authorizing the issuance of stock options, restricted stock, stock appreciation rights, deferred stock units, and performance shares. The number of shares of common stock which may be issued under the Stock Incentive Plan may not exceed 350,000 shares. The Compensation Committee may suspend, terminate or amend the Stock Incentive Plan at any time; provided, that no amendment may be made without shareholder approval if such approval is required by law, agreement or the rules of any exchange upon which the Corporation’s shares of common stock are listed. In addition, no such amendment, suspension or termination may impair the rights of participants with respect to their outstanding awards without their consent.

All awards issued under the Stock Incentive Plan are subject to the Corporation’s Clawback Policy.

Retention Incentives

In 2022, a three-year retention bonus was awarded to Mr. Ritrievi. In 2024, Messrs Webb and Micklewright and Mss. Hall and Dickinson were awarded two-year retention bonuses and a three-year retention bonus was awarded to Mr. Ritrievi. While advanced in full on the grant date, these bonuses were structured such that they vest over a two-year or three-year period (one-half or one-third on each anniversary of the grant date), subject to the executive’s continued employment. In the event that the executive’s employment is terminated for cause or the executive resigns prior to the final anniversary of the grant date, the executive is required to repay any unvested portion plus interest on the unvested portion. Amounts that vested in 2025 are reflected in the Summary Compensation Table below.

Benefit Plans Available for All Employees

Certain benefit plans, including group insurance plans as described below, are not tied to Bank or individual performance. The cost of providing such plans to all eligible employees, including named executive officers, is viewed as a cost of doing business and not taken into account when determining specific compensation of the named executive officers.

Group Insurance Plans

The named executive officers participate in group insurance benefit plans that are generally available to all employees. These plans include group life insurance, group disability, health insurance and dental and vision benefits. Such plans are standard in the industry and in the geographic area for all industries, as well as necessary to compete for talented employees at all levels of the Bank. Under the group life insurance plan, Mr. Ritrievi was unable to get the same percentage of coverage as other employees due to the maximum benefit provided for in the plan. In order to afford Mr. Ritrievi the same long-term disability coverage as other employees, an individual policy was purchased with the premium (and Mr. Ritrievi’s associated income tax liability) reimbursed by the Bank. Additionally, Mr. Ritrievi and the named executive officers are also provided a supplemental long-term disability plan to cover the same percentage of coverage as other employees due to the maximum benefit provided for the long-term disability plan.

Retirement Plan

In an effort to encourage its employees, including the named executive officers, to save for retirement, the Bank has established a tax-qualified 401(k) retirement plan for employees. The Bank believes that it is important to assist employees in saving for retirement and believes that by providing a mechanism to save for retirement, and through Bank matching of certain employee contributions, the Bank is providing the named executive officers with a reasonable and industry-expected incentive to continue in the employ of the Bank.

2026 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

Employee Stock Purchase Plan

At the 2023 Annual Meeting, shareholders approved a new, tax-qualified employee stock purchase plan. The new, tax-qualified plan replaced the plan that had been in place since January 1, 2011. The new employee stock purchase plan provides eligible employees of the Corporation or the Bank, including the named executive officers, with an opportunity to purchase shares of common stock of the Corporation at a discounted price through payroll deductions. The Plan provides participants with a convenient method to acquire an interest in the common stock of the Corporation and realize the benefits of their efforts toward the long-term performance and success of the Corporation in alignment with our shareholders’ interests.

Company Vehicle

Each of the named executive officers is provided a company vehicle. Provision of a company vehicle is standard in the financial services industry as executive officers frequently meet clients and business associates at locations offsite of the Corporation’s offices. Each executive’s personal use of the company vehicle is tracked and calculated for inclusion in their taxable and total compensation.

Accounting and Tax Treatments

The Compensation Committee, in consultation with Finance management, considers the accounting and tax consequences of the compensation program and its elements, both for the Corporation and the individual, prior to making any changes to the compensation structure. Section 162(m) of the Internal Revenue Code limits the deduction of compensation paid to the named executive officers if certain thresholds are exceeded. As a result of the Company’s performance-based incentive payouts, time-based equity vesting, and retention awards granted in prior years, the total compensation for certain executives will exceed the $1 million deductibility threshold for the current fiscal year. Consequently, the Company will be unable to deduct a portion of this compensation for federal income tax purposes. While the Compensation Committee considers the deductibility of compensation under Section 162(m) when making pay decisions, it believes that maintaining a competitive and performance-driven executive compensation program is in the best interests of shareholders. Therefore, the Committee may approve compensation that is not fully deductible when it determines such arrangements further the Company’s strategic objectives.

Material Differences in Named Executive Officers’ Compensation

The differential between salary levels for each of the named executives is primarily driven by their respective positions, with consideration also given to the experience and time in their respective positions.

Employment, Change in Control, and Supplemental Executive Retirement Plan Agreements

Employment Agreements

Each named executive officer is party to an employment agreement with the Corporation and the Bank, which, unless earlier terminated, automatically renews on each September 6 for a total of the next three years for Messrs. Ritrievi, Webb and Micklewright, and two years for Mss. Hall and Dickinson. The employment agreements provide that Messrs. Ritrievi, Webb, Micklewright, and Mss. Hall and Dickinson will receive an initial annual base salary of $625,000, $350,000, $350,000, $325,000 and $295,000, respectively, which may be increased from time to time. In addition to base salary, the employment agreements provide for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive officers of the Bank.

In the event of the executive’s involuntary termination of employment without “cause” or in the event of a voluntary termination for “good reason” (each as defined in the employment agreement), the executive would become entitled to continue to receive the executive’s base salary in effect on the date of termination for a period equal to the greater of the remaining employment term or six months and participate in the Bank’s life, disability, medical/health insurance and other benefits substantially similar to those which the executive was receiving during the year prior to

34

COMPENSATION DISCUSSION AND ANALYSIS

the date of termination for the same period described above immediately following the date of termination, or a cash payment equal to the estimated after-tax cost to obtain such benefits, or substantially similar benefits.

The employment agreement and the executive’s employment may be terminated for “cause” (as defined in the employment agreement) by written notice from the Corporation or the Bank. If the employment agreement is terminated for cause, the executive’s rights under the employment agreement terminate as of the effective date of termination. The employment agreement also terminates without further payments to the executive as of the termination date in the event of the executive’s voluntary termination of employment (other than for good reason) or death. In the case of the executive’s “disability” (as defined in the employment agreement), the executive will become eligible for employer-provided short-term and/or long-term disability benefits, or worker’s compensation benefits, in which case the Bank’s obligation to pay the executive their annual base salary shall be reduced by such benefits. Under certain other types of disabilities set forth in the employment agreement, the employment agreement will terminate six months following a determination related to such disability by the Corporation’s board of directors.

In the event that the executive is involuntarily terminated for cause or voluntarily terminates employment without good reason, the executive will be subject to a twelve-month non-solicitation covenant (applicable to both customers and employees). In the event that the executive is involuntarily terminated without cause or voluntarily terminates employment for good reason, the executive will be subject to a twelve-month non-solicitation covenant with respect to employees and a six-month non-solicitation covenant with respect to customers.

The employment agreement with each executive provides that, in the event that the payments to be received by the executive, when taken together with payments and benefits payable to or on behalf of the executive under any other plans, contracts or arrangements, would constitute an excess parachute payment under Internal Revenue Code Section 280G, the executive may elect to reduce the payment actually received in order to reduce or eliminate the impact of the excise tax under Section 4999 of the Code. The executive is not entitled to a “gross-up” payment to reduce the effect of the tax under Section 4999 of the Code.

Mr. Ritrievi’s employment agreement further provides that he shall serve on the Bank’s board of directors and shall be re-nominated for election to the Corporation’s board of directors, with the Corporation’s board of directors recommending such election to its shareholders, for any annual meeting of shareholders at which the class of directors in which Mr. Ritrievi is serving will be elected. Mr. Ritrievi’s service as director of the Corporation, the Bank and any affiliate or subsidiary shall immediately terminate upon the termination of his employment for any reason.

Change in Control Agreements

The Corporation has entered into change in control severance agreements with each of its named executive officers. Each agreement has a “double-trigger” payment feature requiring both a change in control of the Corporation and the involuntary termination of the executive’s employment without cause or voluntary termination of employment by the executive for “good reason” in order for the benefit to be payable.

More specifically, in the event an executive’s employment is terminated on or within twelve months after a “change in control” during the term of the agreement either by the Corporation, other than for death or disability or for a reason other than “cause” (as defined in the agreement), or by the executive after the occurrence of certain specified events constituting “good reason” (described below), the Corporation will pay the executive a lump-sum cash payment. That payment is equal to 2.99 times the executive’s highest annual base salary in effect during the twelve months preceding the executive’s termination of employment with respect to Mr. Ritrievi, 2.75 times with respect to Messrs. Webb and Micklewright, and 2.50 times with respect to Mss. Hall and Dickinson. In addition, the executive and the executive’s beneficiaries will remain eligible to participate, on the same terms and conditions as apply from time to time to the Corporation’s executive management team, medical, vision and dental programs for 33 months for Messrs. Webb and Micklewright, 30 months for Mss. Hall and Dickinson, and three years for Mr. Ritrievi, or a cash payment equal to the estimated after-tax cost to obtain such benefits, or substantially similar benefits, within thirty days following the executive’s termination. In the event that the executive is involuntarily terminated for cause or voluntarily terminates employment during the term of the agreement, the executive will be

2026 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

subject to a twelve-month non-solicitation covenant (applicable to both customers and employees). In the event that the executive is involuntarily terminated without cause or voluntarily terminates employment for good reason, the executive will be subject to a twelve-month non-solicitation covenant with respect to employees and a six-month non-solicitation covenant with respect to customers.

The specified events of “good reason” permitting an executive to terminate employment following a change in control and receive payments or benefits under the agreement include: (i) a material diminution in executive’s authority, title, duties or responsibilities following a change in control from the authority, title, duties or responsibilities existing as of a change in control; (ii) requirement that the executive perform a substantial portion of his or her duties at a location more than 50 miles from executive’s principal executive office on the date of the agreement; or (iii) a material decrease in executive’s base salary and other compensation and benefits existing as of a change in control.

If, within ninety days after a termination of an executive’s employment that entitles such executive to payments under the agreement, the Corporation’s Board becomes aware of facts that, if known during the executive’s employment, it reasonably believes would have justified termination of such executive’s employment for cause (as defined in the agreement), the Corporation may refrain from paying any unpaid amounts due under the agreement or require the executive to promptly, but in no event less than ninety days after notice to such executive of such determination by the Corporation’s Board, repay any amounts previously paid or the value of any benefits previously received under the agreement.

The agreement with each executive provides that, in the event that the payments to be received by the executive, when taken together with payments and benefits payable to or on behalf of the executive under any other plans, contracts or arrangements, would constitute an excess parachute payment under Internal Revenue Code Section 280G, the executive may elect to reduce the payment actually received in order to reduce or eliminate the impact of the excise tax under Section 4999 of the Code. The executive is not entitled to a gross up payment to reduce the effect of the tax under Section 4999 of the Code.

Each agreement is for a term of three years and renews for an additional year on each anniversary of the respective named executive officer’s signing, absent notice of non-renewal from either party.

Supplemental Executive Retirement Plan Agreements

The Bank is a party to supplemental executive retirement plan agreements (“SERPs”) with each of its named executive officers. Each SERP provides for the monthly payment of a fixed cash benefit over a period of fifteen (15) years, commencing on the first day of the month following the executive’s separation from service: (i) occurring on or after reaching normal retirement age (age 70); (ii) due to disability; (iii) due to death; or (iv) within two (2) years following a change in control of the Bank. The terms of the SERPs are identical for each executive, except for the amount of the annual benefit and the timing of vesting of the benefit, which is as follows: Mr. Ritrievi—$190,000 (approximately 85% vested with the remainder to vest ratably over the next year); Messrs. Micklewright and Webb—$125,000 and increased by a factor of 2.0% each year beginning on January 1, 2027 (approximately 80% vested with the remainder to vest over the next year); Ms. Hall—$125,000 (approximately 66% currently vested with the remainder to vest ratably over the next two years); and Ms. Dickinson—$125,000 (approximately 66% currently vested with the remainder to vest ratably over the next two years). In 2025, Mr. Ritrievi was granted an additional SERP (the “2025 SERP”) which provides for the monthly payment of a fixed cash benefit over a period of fifteen (15) years, commencing on the first day of the month following the later of Mr. Ritrievi’s separation from service or upon attaining normal retirement age (age 73): (i) upon termination of employment on or after attaining normal retirement age; (ii) upon early termination by the Bank or Mr. Ritrievi other than for cause; or (iii) upon termination of employment within two (2) years following a change in control of the Bank. Alternatively, the monthly payment of a fixed cash benefit over a period of fifteen years will commence upon Mr. Ritrievi’s earlier disability or death. The annual benefit is $404,480 and increased by a factor of 2.0% beginning in the year Mr. Ritrievi attains normal retirement age (age 73) (approximately 15% vested with the remainder to vest ratably over the next ten (10) years). The normal retirement benefit becomes fully vested upon a termination following a change in control or Mr. Ritrievi’s disability. In the event of Mr. Ritrievi’s termination of employment other than for cause or by Mr. Ritrievi for good reason, vesting is accelerated by three years. The Board of Directors of the Bank reserves the right to increase the amount of the benefit from time to time, in its discretion.

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COMPENSATION DISCUSSION AND ANALYSIS

In the event that any payment owing under the SERP and the 2025 SERP would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, each SERP and the 2025 SERP provides the executive with the same election right as that described under the heading “Change in Control Agreements” above. The executive is not entitled to a gross up payment to reduce the effect of the tax under Section 4999 of the Code.

The SERP and the 2025 SERP also contains non-competition and non-solicitation covenants. A violation of such covenants, except in limited circumstances, would result in the forfeiture of any unpaid benefits to the executive.

Split Dollar Agreement

The Corporation has purchased bank owned life insurance on the life of Mr. Ritrievi and has entered into a split dollar life insurance agreement that provides to Mr. Ritrievi’s designated beneficiary a share in death proceeds payable under one or more life insurance policies owned by the Bank in the event of Mr. Ritrievi’s death while he is still employed by the Bank. The amount payable to Mr. Ritrievi’s beneficiaries is the lesser of: (i) the 2025 SERP differential, which is equal to the amount listed on Schedule A of the split dollar agreement opposite the year in which Mr. Ritrievi died, minus the vested death benefit payable under the 2025 SERP; and (ii) the net death proceeds, which is defined as the total death proceeds minus the greater of the cash surrender value of the policies and the aggregate premiums paid by the Bank, plus the vested 2025 SERP death benefit. The split dollar agreement will terminate upon Mr. Ritrievi’s separation from service.

Risk Analysis of Compensation Practices and Policies

The Compensation Committee reviewed the compensation policies and practices for all employees and determined that they do not create risks that are reasonably likely to have a material adverse effect on the Corporation or Bank.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and, based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s proxy statement.

Compensation Committee
Kimberly J. Brumbaugh, Chair	Joel L. Frank
Matthew G. DeSoto, Vice Chair	Maureen M. Gathagan
Albert J. Evans

Compensation Committee Interlocks and Insider Participation

The Corporation has no Compensation Committee interlocks. Messrs. DeSoto, Evans, Frank, and Noone and Mss. Brumbaugh and Gathagan constitute all of the directors who served on the Compensation Committee at any time during 2025. Each of them is an independent outside director. None of them is a current or former officer or employee of the Corporation. During 2025, the Bank engaged in customary banking transactions and had outstanding loans to certain of its directors, executive officers, members of the immediate families of certain directors and executive officers and their associates. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender. In the opinion of management, these loans do not involve more than normal risk of collectability or present other unfavorable features. Non-banking relationships that members of the Compensation Committee have had or maintain with the Corporation or Bank are described under the heading, “Related Person Transactions.” Rory G. Ritrievi, Chair, President, and Chief Executive Officer of the Corporation, attended Compensation Committee meetings only when and to the extent requested by the Committee. Mr. Ritrievi did not participate in determining his own compensation.

2026 PROXY STATEMENT	37

EXECUTIVE COMPENSATION

The following discussion provides details of the various components of executive compensation.

Summary Compensation Table

The following table summarizes the total compensation awarded or earned for services in all capacities to the Corporation or the Bank for the years ended December 31, 2025, December 31, 2024, and December 31, 2023, for the named executive officers.

The presentation includes, for 2025, both a cash bonus paid to executives in early 2025 based upon fiscal year 2024 results, reflected in the “Bonus” column, and a cash bonus paid to executives in early 2026, based upon fiscal year 2025 results, reflected in the “Non-Equity Incentive Plan Compensation” column. The reason for this is that the 2024 bonus was completely discretionary whereas the 2025 bonus was awarded pursuant to the formal AIP Plan that became effective January 1, 2025. Accordingly, the aggregate amount of cash bonus paid reflects compensation for two fiscal years, not one.

Summary Compensation Table – 2025

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Rory G. Ritrievi President & Chief Executive Officer	2025	773,077	445,673	257,200	—	334,400	346,201	53,175	2,209,726
	2024	700,000	18,954	200,019	—	—	262,068	60,056	1,241,097
	2023	679,808	21,356	400,003	—	300,000	252,591	48,265	1,702,023
Justin T. Webb Senior Executive VP & Chief Financial Officer of the Corporation and Bank	2025	439,231	211,033	90,020	—	164,588	34,651	35,923	975,444
	2024	406,347	10,559	40,020	—	—	61,067	43,107	561,100
	2023	368,059	11,825	40,003	—	135,000	56,770	39,230	650,887
Scott W. Micklewright Senior Executive VP & Chief Revenue Officer of the Bank and President of Commercial and Consumer Banking	2025	431,923	196,033	90,020	—	137,940	35,176	42,138	933,229
	2024	406,347	10,559	40,020	—	—	61,871	41,707	560,503
	2023	368,059	11,825	40,003	—	135,000	57,517	35,816	648,221
Heather R. Hall Senior Executive VP & Market President and Chief Lending Officer	2025	390,577	115,857	64,300	—	138,074	129,858	30,981	869,646
Joan E. Dickinson Senior Executive VP & Chief Retail Officer	2025	344,615	105,862	64,300	—	109,725	181,240	29,862	835,604

(1)

This amount includes the vested portion of a three-year retention bonus awarded to Mr. Ritrievi in 2022. In 2024 Messrs. Webb and Micklewright and Mss. Hall and Dickinson were awarded two-year retention bonuses and a three-year retention bonus was awarded to Mr. Ritrievi described under “Retention Bonuses.” Mss. Hall and Dickinson were not named executive officers for the fiscal years 2023 and 2024. Accordingly, compensation for those years is not included. This amount also includes cash incentive payments paid to each NEO pursuant to the informal executive compensation plan for the Company’s performance in the 2024 fiscal year and first quarter of 2025, paid to each NEO in the first quarter of 2025, described under “Executive Annual Incentive Plan; Short-Term Incentives and Bonuses, 2024 Informal Compensation Plan.”

(2)

We calculated these amounts using the provisions of ASC Topic 718. Amounts represent the full grant date fair value of the restricted stock awards granted June 1, 2021, April 1, 2022, April 3, 2023, and April 1, 2024. Depending upon the terms of each respective grant, some percentage of the shares of restricted stock granted vests on each anniversary of the date of grant (each, a “vesting tranche”), but only if such named executive officer remains continuously employed through the applicable anniversary date. The vesting periods range from one year to four years. We include the assumptions used in the calculation of these amounts in the footnotes to our audited financial statements included in our respective Annual Report on Form 10-K for the fiscal years ended December 31, 2022, 2023, and 2024.

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EXECUTIVE COMPENSATION

(3)	This amount reflects the Cash Incentive Award payable under the 2025 AIP described under “Executive Annual Incentive Plan; Short-Term Incentives and Bonuses, Annual Cash Incentive Awards.”

(4)	Reflects the change in the present value of future benefits payable under Supplemental Executive Retirement Plans (SERPs), described under the heading “Nonqualified Deferred Compensation Table”.

(5)	Includes the amounts on the following table that we paid to or on behalf of the named executive officers during 2025.

Summary of “All Other Compensation” – 2025

	Ritrievi ($)	Webb ($)	Micklewright ($)	Hall ($)	Dickinson ($)

401(k) Match	15,750	15,750	15,750	15,750	12,255

Life and Disability Insurance	1,888	1,888	1,888	1,888	1,888

Extra Disability Insurance UNUM	4,288	2,197	2,197	3,074	4,085

Personal Use of Company Vehicle	7,515	3,024	3,726	1,496	333

Disability Premium Reimbursement	7,211	—	—	—	—

Medical Waiver	—	—	—	—	1,040

Tax Reimbursements	—	—	—	—	—

Club Memberships	13,291	9,840	18,345	8,541	10,037

Other Miscellaneous Compensation	3,232	3,224	232	232	224

Total	53,175	35,923	42,138	30,981	29,862

Retirement Plans

The Corporation does not maintain a defined benefit pension plan for its employees. In connection with his service on the Board, however, Mr. Ritrievi was a participant in the Director Retirement Plan, which plan was terminated and paid out in 2024.

The Bank maintains the Mid Penn Bank Retirement Plan (hereafter, the “Retirement Plan”), which is a defined contribution plan and covers all eligible Bank employees, including the named executive officers. The Retirement Plan also has a 401(k) provision for all eligible Bank employees. Eligible employees are entitled to receive a share of the Bank’s discretionary profit-sharing contribution to the Retirement Plan for a year if they are Bank employees on December 31 of that year. For 2025, the Board approved a 401(k) safe harbor matching contribution rate of 100% on the first 4% of the employee deferral contributions plus 50% on the next 1% of the employee deferral contributions, up to a maximum Bank contribution of 4.50%. The Board may adjust its matching rate on an annual basis at its discretion.

The Board makes discretionary contributions to the Retirement Plan based on the recommendation of the Compensation Committee. The Corporation did not make a discretionary profit-sharing contribution for 2025. Distribution under the Retirement Plan can be made to participating employees upon retirement, either normal or early retirement as defined in the Retirement Plan’s provisions, at death or disability of the participating employee or upon severing employment if either partially or fully vested. The Retirement Plan’s discretionary contributions and non-safe harbor contributions are subject to vesting at the rate of 20% per year after the first two years of service with 100% vesting after six full years of service. The 401(k) safe harbor matching contributions are 100% vested when made. Participants are always 100% vested in their own 401(k) contributions. As of December 31, 2025, each of the named executive officers, was 100% vested in their discretionary accounts.

2026 PROXY STATEMENT	39

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

The following table sets forth information concerning each grant of an award made to a named executive officer pursuant to the 2025 AIP.

	Estimated Future Payouts under Non-Equity Incentive Plan Awards (1)

Name	Threshold ($)	Target ($)	Maximum ($)

Rory G. Ritrievi	288,000	320,000	334,400

Justin T. Webb	141,750	157,500	164,588

Scott W. Micklewright	118,800	132,000	137,940

Heather R. Hall	108,000	120,000	125,400

Joan E. Dickinson	94,500	105,000	109,725

(1)

These columns reflect the threshold, target and maximum amounts established under the 2025 executive annual incentive plan for non-equity cash compensation awards. The cash awards under the plan for 2025 for Mr. Ritrievi, Mr. Webb, Mr. Micklewright, Ms. Hall and Ms. Dickinson were $334,000, $164,588 and $137,940, $125,400 and $109,725, respectively. The awards were determined and approved by the Compensation Committee on February 25, 2026 and are reflected in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column. Please refer to “Compensation Discussion and Analysis and Annual Cash Incentive Awards” for more information concerning these awards.

Stock Awards

The following table sets forth information concerning outstanding equity awards held by each named executive officer as of December 31, 2025.

Outstanding Equity Awards at Fiscal 2025 Year End

	Stock Awards

Name	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)

Rory G. Ritrievi	27,418	850,506

Justin T. Webb	6,156	190,959

Scott W. Micklewright	6,156	190,959

Heather R. Hall	3,695	114,619

Joan E. Dickinson	3,695	114,619

On April 1, 2025, the Corporation awarded restricted stock to Messrs. Ritrievi, Webb, Micklewright, and Mss. Hall and Dickinson under the Restricted Stock Plan, which is described above under the caption “Restricted Stock Plan.” Each named executive officer’s shares vest 25% on each anniversary of the date of grant (each, a “vesting tranche”), but only if the named executive officer remains continuously employed through the applicable anniversary date. In general, a participant in the Restricted Stock Plan will forfeit shares then unvested upon his or her termination of employment for any reason. Upon a participant’s death, the participant will vest in any unvested shares that would have vested in that calendar year.

During fiscal year 2025, the Corporation did not grant stock option awards to our named executive officers. Additionally, the Corporation does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for equity awards.

40

EXECUTIVE COMPENSATION

The following table sets forth the number of shares acquired upon the vesting of stock awards by our named executive officers during the fiscal year ended December 31, 2025.

Option Exercises and Stock Vested – 2025

	Stock Awards

Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)

Rory G. Ritrievi	10,279	291,177

Justin T. Webb	1,442	37,251

Scott W. Micklewright	1,442	37,251

Heather R. Hall	696	18,017

Joan E. Dickinson	696	18,017

Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Rory G. Ritrievi	N/A	346,201	N/A	N/A	1,412,665

Justin T. Webb	N/A	34,651	N/A	N/A	305,633

Scott W. Micklewright	N/A	35,176	N/A	N/A	309,724

Heather R. Hall	N/A	129,585	N/A	N/A	349,168

Joan E. Dickinson	N/A	181,240	N/A	N/A	487,325

The nonqualified deferred compensation reflects contributions to date under the respective individual’s Supplemental Executive Retirement Plan.

2026 PROXY STATEMENT	41

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change of Control

Each of the named executive officers would be entitled to certain contractual benefits if their employment terminates under certain circumstances preceding or following a change in control. The agreements are described under the caption “Employment, Change in Control, and Supplemental Executive Retirement Plan Agreements” included in the Compensation Discussion and Analysis. We calculated the potential post-employment payments due to each of these named executive officers assuming each named executive officer terminated employment or a change in control occurred on December 31, 2025. Actual amounts payable can only be determined at the time of such executive’s termination.

				Before Change in Control		After Change in Control

		Termination for Disability	Termination on account of Death	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination without Cause	Voluntary Termination for Good Reason

Rory G. Ritrievi	Severance (1)	$0	$0	$2,147,945	$2,147,945	$2,392,000	$2,392,000
	2022 Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$413,775	$413,775
	Welfare continuation (3)	$0	$0	$105,476	$105,476	$99,326	$99,326
	Value of accelerated restricted stock	$0	$0	$0	$0	$850,056	$850,056
	2025 Supplemental Executive Retirement Plan (4)	$5,602,200	$0	$1,567,470	$1,567,470	$5,602,200	$5,602,200
	Total	$5,602,200	$0	$3,820,891	$3,820,891	$9,357,357	$9,357,357

Justin T. Webb	Severance (1)	$0	$0	$1,208,219	$1,208,219	$1,237,500	$1,237,500
	Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$387,510	$387,510
	Welfare continuation (3)	$0	$0	$99,860	$99,860	$91,049	$91,049
	Value of accelerated restricted stock	$0	$0	$0	$0	$190,959	$190,959
	Total	$0	$0	$1,308,079	$1,308,079	$1,907,018	$1,907,018

Scott W. Micklewright	Severance (1)	$0	$0	$1,181,370	$1,181,370	$1,210,000	$1,210,000
	Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$387,510	$387,510
	Welfare continuation (3)	$0	$0	$98,460	$98,460	$89,613	$89,613
	Value of accelerated restricted stock	$0	$0	$0	$0	$190,959	$190,959
	Total	$0	$0	$1,279,830	$1,279,830	$1,878,082	$1,878,082

Heather R. Hall	Severance (1)	$0	$0	$673,973	$673,973	$1,000,000	$1,000,000
	Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$938,576	$938,576
	Welfare continuation (3)	$0	$0	$49,193	$49,193	$60,585	$60,585
	Value of accelerated restricted stock	$0	$0	$0	$0	$114,619	$114,619
	Total	$0	$0	$723,166	$723,166	$2,113,780	$2,113,780

Joan E. Dickinson	Severance (1)	$0	$0	$589,726	$589,726	$875,000	$875,000
	Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$938,576	$938,576
	Welfare continuation (3)	$0	$0	$10,883	$10,883	$1,215	$1,215
	Value of accelerated restricted stock	$0	$0	$0	$0	$114,619	$114,619
	Total	$0	$0	$600,609	$600,609	$1,929,410	$1,929,410

(1)	For severance and welfare continuation payment calculation, and time and form of such payments, see “Employment, Change in Control, and Supplemental Executive Retirement Plan Agreements”.

(2)

Represents the unvested portion of each executive’s SERP, and assumes separation from service within 24 months following the change in control, thereby accelerating the vesting of such portion. As of December 31, 2024, the vested portion of each executive’s SERP, which is payable upon a separation of service for any reason other than cause, was as follows: Mr. Ritrievi—$2,436,225; Messrs. Webb and Micklewright—$1,487,490; Mss. Hall and Dickinson—$936,424

(3)	Assumes no increase in the cost of welfare benefits.

(4)

Represents the unvested portion of Mr. Ritrievi’s 2025 SERP, and assumes separation from service within 24 months following the change in control, Mr. Ritrievi’s separation from service, absent cause or for good reason, or Mr. Ritrievi’s separation from service due to a disability, thereby accelerating the vesting of such portion. As of December 31, 2025, the vested portion of Mr. Ritrievi’s 2025 SERP was $465,000.

42

PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

AUDIT COMMITTEE REPORT	44
CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM	46

The Audit Committee of the Board has appointed Deloitte & Touche LLP as its independent registered public accounting firm for the year ending December 31, 2026. Services provided to the Corporation and the Bank by RSM US LLP in 2025 and 2024 are described under the “Audit Committee Report,” below.

The Corporation is asking its shareholders to ratify the selection of Deloitte & Touche LLP as its independent registered public accounting firm. Although this ratification is not required by the Corporation’s Bylaws or otherwise, the Board is submitting the selection to its shareholders for ratification as a matter of good corporate practice.

The Board unanimously recommends that shareholders vote FOR ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2026.

No determination has been made as to what action the Audit Committee would take if shareholders do not ratify the appointment. In the event that shareholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee would take a number of factors into account in determining its course of action, including its evaluation of the services provided by Deloitte & Touche LLP and the remaining term of the Corporation’s engagement of Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation.

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate shareholder questions. We do not expect that representatives of RSM US LLP will attend the annual meeting.

2026 PROXY STATEMENT	43

AUDIT COMMITTEE REPORT

The Board adopted a written charter for the Audit Committee. The Audit Committee Charter is available under Governance Documents in the Corporate Information section under the Investors link on the Corporation’s website at www.midpennbank.com. As required by the charter, the Audit Committee, in fulfilling its oversight responsibilities regarding the audit process:

•

reviewed and discussed the fiscal year 2025 audited financial statements, and the management report on internal controls over financial reporting, with both management and the independent registered public accounting firm, RSM US LLP;

•

discussed with the independent registered public accounting firm, the matters required to be discussed by PCAOB Audit Standard 1301 (Communications with Audit Committees) as issued by the Public Company Accounting Oversight Board; and

•

reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board Independence Rules and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2025, be included in the Corporation’s annual report and filed with the SEC.

Mid Penn’s independent registered public accounting firm for the years ended December 31, 2025, 2024, and 2023 was RSM US LLP. The Audit Committee of the Board has appointed Deloitte & Touche LLP as its independent registered public accounting firm for the year ending December 31, 2026.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The foregoing report has been furnished by the current members of the Audit Committee, which is comprised of six directors, all of whom are considered “independent” as defined in Nasdaq listing standards and are listed in the table below. Robert A. Abel, Thomas R. Brugger, Brian A. Hudson, Sr., and John E. Noone are qualified as Audit Committee financial experts within the meaning of rules and regulations promulgated by the SEC and Nasdaq listing standards, and the Board has determined that they have accounting and related financial management expertise to satisfy the requirements of the SEC and Nasdaq.

The Audit Committee Charter requires the Audit Committee to pre-approve all audit and permissible non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other permissible services. Under the charter, pre-approval will generally be provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Prior to approval, the Committee verifies with the auditor the nature of the proposed services to ensure independence will not be compromised. All audit and permissible non-audit services provided by RSM US LLP were pre-approved by the Audit Committee. Under the charter, a de minimis exception is provided whereby pre-approval may be waived for non-audit services that meet all of the following requirements:

•	the aggregate amount of all such services is not more than five percent of the total amount of fees paid to the independent auditor during the year in which the services are provided;

•	such services were not recognized as non-audit services by the Corporation at the time of the engagement; and

•	the services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit.

44

AUDIT COMMITTEE REPORT

RSM US LLP advised us that it is independent with respect to the Corporation, within the meaning of the applicable rules and regulations of the Securities and Exchange Commission, and in compliance with Rule 3520 of the Public Company Accounting Oversight Board. Current committee membership is displayed in the following table.

Audit Committee
Robert A. Abel, Chair	Bruce A. Kiefer
Brian A. Hudson, Sr., Vice Chair	John E. Noone
Thomas R. Brugger	William A. Specht, III

2026 PROXY STATEMENT	45

CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On December 23, 2025, the Corporation dismissed RSM US LLP as its independent registered public accounting firm, to be effective upon the completion of the audit for the fiscal year ending December 31, 2025 and, following a competitive process, engaged Deloitte & Touche LLP as the Corporation’s new independent registered public accounting firm for the fiscal year ending December 31, 2026, and related interim periods. At the time of such approval Deloitte & Touche LLP was in the process of its customary client acceptance procedures and had not yet accepted the engagement. Subsequently, Deloitte & Touche LLP advised the Audit Committee that such customary client acceptance procedures were completed. The dismissal of RSM US LLP and engagement of Deloitte & Touche LLP was approved by the Audit Committee.

The audit reports of RSM US LLP on the consolidated financial statements of the Corporation as of and for the fiscal years ended December 31, 2025 and December 31, 2024 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

During the Corporation’s fiscal years ended December 31, 2024 and December 31, 2025, and from January 1, 2026 through the date of its audited report, there were no: (i) disagreements with RSM US LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RSM US LLP would have caused RSM US LLP to make reference thereto in its reports on the financial statements of the Corporation for such years, or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

During the Corporation’s fiscal years ended December 31, 2025 and 2024, and for the subsequent interim period, neither the Corporation nor anyone on its behalf consulted with Deloitte & Touche LLP with respect to either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered regarding the Corporation’s consolidated financial statements, and Deloitte & Touche LLP neither provided a written report to the Corporation nor provided oral advice to the Corporation that Deloitte & Touche LLP concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of any disagreement or reportable event, as set forth in Item 304(a)(1)(iv) and Item 304(a)(1)(b) of Regulation S-K, respectively.

Aggregate fees billed to the Corporation and the Bank by RSM US LLP for 2025 and 2024, the independent registered public accountants, for professional services rendered are as follows:

Year Ended December 31,	2025	2024

Audit fees	$719,250	$674,240

Audit-related fees	$116,550	$218,500

Tax fees	$0	$0

All other fees	$0	$0

Audit fees for 2025 and 2024 include professional services rendered for the audit of the Corporation’s annual consolidated financial statements (including amounts not yet billed, but expected to be billed) and review of consolidated financial statements included in Forms 10-Q, including out-of-pocket expenses.

Audit-related fees for 2025 include fees for professional services rendered in connection with the Corporation’s follow-on public offering of common stock in November 2024 and in connection with the review of the Registration Statement on Form S-4 filed with the SEC on January 17, 2025, including its subsequent amendments, with respect to the acquisition of William Penn Bancorporation (SEC File No. 333-284342), the Registration Statement on Form S-8 filed with the SEC on May 1, 2025 to register shares issuable under the William Penn Bancorporation 2022 Equity Incentive Plan (SEC File No. 333-286886), the Registration Statement on Form S-8 filed with the

46

CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

SEC on June 20, 2025, to register shares issuable under the William Penn Bank 401(k) Retirement Savings Plan (SEC File No. 333-288195), the Registration Statement on Form S-4 filed with the SEC on November 24, 2025, including its subsequent amendments, with respect to the acquisition of 1st Colonial Bancorp, Inc. (SEC File No. 333-291759) and fees billed for professional services rendered for the performance of the retirement plan audit. Audit-related fees for 2024 include fees for professional services rendered in connection with the Corporation’s follow-on public offering of common stock in November 2024 and fees bills for professional services rendered for the performance of the retirement plan audit.

2026 PROXY STATEMENT	47

ADDITIONAL INFORMATION
DELINQUENT SECTION 16(a) REPORTS
The officers and directors of the Corporation and beneficial owners of greater than 10% of the common stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of Corporation common stock. SEC rules require disclosure in the Corporation’s Proxy Statement of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Corporation’s review of ownership reports, no officer or director failed to file ownership reports on a timely basis for the year ended December 31, 2025, except that Director Albert J. Evans made one late filing on May 19, 2025 for a purchase that occurred on May 13, 2025. The Corporation has determined that this late filing was due to an administrative oversight.
PAY VERSUS PERFORMANCE
In accordance with the SEC’s new disclosure requirements regarding pay versus performance (“PVP”), the following information is being provided to illustrate the relationship between compensation actually paid (“CAP”) to an executive (as defined by the SEC), and certain financial performance measures of the Corporation.
The Compensation Committee makes its compensation decisions independent of the SEC’s PVP disclosure requirements. For further information on how the Corporation aligns executive compensation with the Corporation’s financial performance, see “Compensation Discussion & Analysis” on page 26 above.
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our principal executive officer (“PEO”) and other named executive officers (“NEOs”) for each of the fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021 and our financial performance for each such fiscal year, as computed in accordance with SEC rules, followed by a table reconciling the compensation disclosed in the Summary Compensation Table (“SCT”), and the compensation required to be disclosed as CAP:

					Value of initial fixed $100 investment based on:

Year (1)	Summary Compensation Table total for PEO (1) ($)	Compensation actually paid to PEO ($)	Average summary compensation table total for non-PEO named executive officers (2) ($)	Average compensation actually paid to non-PEO named executive officers ($)	Total shareholder return ($)	Peer group total shareholder return (3) ($)	Net Income	Return on average tangible common equity

2025	2,209,726	2,264,227	903,481	911,023	110.65	106.59	56,248,159	10.01%

2024	1,241,097	1,339,544	524,318	536,074	122.74	116.68	49,437,348	11.60%

2023	1,702,023	1,514,837	627,155	579,068	83.97	102.18	37,397,102	10.37%

2022	1,330,999	1,340,988	419,119	403,929	97.07	93.41	54,805,501	14.54%

2021	1,148,556	1,270,146	426,716	436,724	149.57	149.67	29,319,501	11.68%

(1)	The PEO in 2025, 2024, 2023, 2022, and 2021 was Rory G. Ritrievi.

(2)
The
non-PEO
NEOs were Messrs. Webb and Micklewright and Mss. Hall and Dickinson for 2025, Messrs. Micklewright, Webb, Paese and Space for 2024, Messrs. Micklewright, Webb, Paese and Ms. Allison Johnson for 2023, Messrs. Micklewright, Webb, Holt and Paese and Ms. Johnson for 2022, Messrs. Micklewright, Webb, Peduzzi, and Holt, and Ms. Joan Dickinson for 2021.

48

ADDITIONAL INFORMATION

(3)
The peer group used in 2025 are the peers identified by our compensation consultants, Meridian Compensation Partners, disclosed in the section titled “Compensation Consultant’s Role in Determining Compensation.” The peer group used for 2025 included the addition of ten banks and the removal of nine banks. The changes to the peer group were primarily driven by changes in peer bank asset size, with banks added or removed to create a peer group more similar in asset size to the Corporation. Peer Group Total Shareholder Return for 2024, 2023, 2022, and 2021 for the former peer group, Newcleus Compensation Partners, was $111.87, $101.78, $97.00, $140.17, and $74.23, respectively.

The following table reconciles the Summary Compensation Table to the Pay Versus Performance Table above.

	PEO

Year	2025	2024	2023	2022	2021

Summary Compensation Table Total Compensation	2,209,726	$1,241,097	$1,702,023	$1,330,999	$1,148,556

Less Grant Date Fair Value of Stock Awards in Fiscal Year	310,200	287,852	400,003	225,006	200,004

Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Years and Fiscal Year	364,702	386,299	212,817	234,995	321,594

Compensation Actually Paid	2,264,227	1,339,544	1,514,837	1,340,988	1,270,146

	Non-PEO Named Executive Officers

Year	2025	2024	2023	2022 (1)	2021

Summary Compensation Table Total Compensation	$903,481	$524,318	$627,155	$419,119	$426,716

Less Grant Date Fair Value of Stock Awards in Fiscal Year	93,060	41,760	34,503	51,826	17,475

Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Years and Fiscal Year	100,602	53,516	(13,584)	36,636	27,483

Compensation Actually Paid	911,023	536,074	579,068	403,929	436,724

(1)	The CAP for 2022 was materially impacted by the fact that Mr. Holt and Ms. Johnson each served as Chief Financial Officer for a partial year.

2026 PROXY STATEMENT	49

ADDITIONAL INFORMATION

Graphical Description of Pay Versus Performance
In accordance with the SEC’s PVP rules, we are also providing the following graphical illustrations of the relationship between information presented in the Pay versus Performance Table above.
The following graph illustrates the relationship between compensation actually paid to the Corporation’s PEO and, on average, its other NEOs, and the Corporation’s total shareholder return and that of our peer group:

PAY VERSUS TOTAL SHAREHOLDER RETURN
CAP to PEO
Avg. CAP to Other NEOs
MPB TSR
Former Peer TSR
Current Peer TSR
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
Total Shareholder Return
49.6%
44.6%
43.0%
-2.9%
-3.5%
-3.5%
-0.6%
-1.9%
-16.0%
22.7%
14.9%
14.5%
10.7%
9.5%
6.6%
2021
2022
2023
2024
2025

50

ADDITIONAL INFORMATION

The following graph illustrates the relationship between the compensation actually paid to the Corporation’s PEO and, on average, its other NEOs, and net income, as well as the Corporation’s return on average tangible common equity:

PAY VERSUS RETURN ON AVG. TANGIBLE COMMON EQUITY
CAP to PEO
Avg. CAP to Other NEOs
Return on Avg. Tangible Common Equity
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
ROATCE
11.68%
14.54%
10.37%
11.60%
10.01%
2021
2022
2023
2024
2025

2026 PROXY STATEMENT	51

ADDITIONAL INFORMATION

The following graph illustrates the relationship between the compensation actually paid to the Corporation’s PEO and, on average, its other NEOs, and net income, as well as the Corporation’s net income:

PAY VERSUS NET INCOME
CAP to PEO
Avg. CAP to Other NEOs
Net Income
Compensation Actually Paid
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Net Income
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
$26.2MM
$29.3MM
$54.8MM
2023
2024
2025

Tabular List of Performance Measures
The following table presents an unranked list of financial performance measures the Compensation Committee considers to be most important in determining the compensation of the Corporation’s named executive officers. As described in greater detail in the section titled “Compensation Discussion & Analysis” beginning on page 26 above, the Corporation’s objective in designing its compensation program is to align executive compensation with the Corporation’s long-term growth and sustained earnings objectives of the Corporation’s shareholders, while attracting, retaining and motivating highly-qualified executives, and balancing both the risks and rewards of the program. Because the Corporation’s compensation program generally seeks to incentivize long-term performance, the Compensation Committee does not specifically seek to align the Corporation’s performance measures with Compensation Actually Paid (as defined by SEC rules) for a particular year.
Performance Metrics
Net Interest Margin
Return on Average Assets
Return on Average Tangible Common Equity
Efficiency Ratio
Earnings per Share
Tangible Book Value Growth
Total Shareholder Return

52

SHAREHOLDER PROPOSALS OR NOMINATIONS

Any shareholder who desires to submit a proposal for inclusion in the proxy materials relating to our 2027 Annual Meeting of Shareholders in accordance with the rules of the SEC must submit such proposal in writing, addressed to the Corporation at 2407 Park Drive, Harrisburg, Pennsylvania 17110, Attn: Elizabeth O. Martin, Corporate Secretary, no later than November 27, 2026.

In accordance with the Corporation’s Bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in the Corporation’s proxy materials, must comply with the procedures specified in the Corporation’s Bylaws, including providing notice thereof in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Corporation’s Secretary, no later than 120 days prior to the anniversary date of the initial proxy materials or of a notice of the meeting by the Corporation in connection with the immediately preceding Annual Meeting of Shareholders. For the 2027 Annual Meeting of Shareholders, this period will end on November 27, 2026.

In accordance with the Corporation’s Bylaws, a shareholder who desires to nominate candidates for election to the Board must comply with the procedure specified in the Bylaws, including providing proper notice of the nomination in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Corporation’s Secretary no later than the earlier of (i) 120 days prior to the anniversary date of the initial proxy materials or of a notice of the meeting by the Corporation in connection with the immediately preceding Annual Meeting of Shareholders, or (ii) the deadline for submitting a proposal for inclusion in the Corporation’s proxy materials in accordance with the rules of the SEC. For the 2027 Annual Meeting of Shareholders, this period will end on November 27, 2026.

In addition to satisfying the foregoing requirements under the Corporation’s Bylaws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than March 13, 2027.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board knows of no matters other than those discussed in this proxy statement or referred to in the accompanying Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, if the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, proxy holders may exercise discretionary voting authority under proxies that the Corporation solicits to vote in accordance with their best judgment on any such shareholder proposal or nomination.

2026 PROXY STATEMENT	53

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	Why am I receiving these materials?	A:	The Board of Directors of the Corporation is soliciting proxies for use at the Mid Penn Bancorp, Inc. 2026 Annual Meeting of Shareholders, which will be held in a virtual meeting format conducted exclusively by webcast on Tuesday, May 12, 2026, at 10 a.m. EDT.

Q:	Why are you holding a virtual meeting instead of a physical meeting?	A:	The virtual meeting format allows us to leverage technology to facilitate shareholder access to the annual meeting by enabling attendance and participation from any location. Your attendance at the annual meeting via the webcast affords you the same rights and opportunities as you would have at an in-person meeting.

Q:	What am I being asked to vote on?	A:

At the annual meeting, shareholders of record as of March 13, 2026 (the record date) will be asked to:

(i)  elect five (5) directors to Class A for three (3) year terms expiring in 2029;

(ii)   approve a non-binding, advisory vote regarding the compensation paid to our named executive officers as disclosed in this proxy statement; and

(iii)  ratify the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2026.

The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matter requiring a vote of the shareholders would be properly presented at the annual meeting, the proxies will vote according to the directions of the Board of Directors.

Q:	How does the Board of Directors recommend I vote my shares?	A:	The Board recommends that shareholders vote FOR each of the aforementioned proposals. As of March 13, 2026, directors and executive officers of the Corporation and their affiliates had the right to vote 1,829,875 shares of Corporation common stock, or 7.2% of the outstanding Corporation common stock entitled to vote at the annual meeting.

Q:	What do I need to do now?	A:	After carefully reading and considering the information contained in this proxy statement, please submit your proxy as soon as possible so that your shares will be represented at the annual meeting. Please follow the instructions set forth on the Notice or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee.

Q:	Who is entitled to vote at the annual meeting?	A:	Shareholders of record, sometimes referred to as a “registered shareholder,” as of the close of business on March 13, 2026, which is referred to as the “record date,” are entitled to notice of, and to vote at, the annual meeting.

54

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	How many votes do I have?	A:	Each outstanding share of common stock is entitled to one vote. Cumulative voting rights do not exist with respect to the election of directors.

Q:	How do I vote my shares?	A:

Shareholders of record may vote their shares by completing and returning a physical proxy card, by Internet, by telephone or by voting virtually at the annual meeting.

Voting by Mail. Shareholders of record may vote their shares by completing and returning a physical proxy card. Your proxy will be voted in accordance with your instructions. If you submit a properly executed and dated proxy, but do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.

Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included on your Notice. If your shares are registered in the name of a broker or other nominee, you may be able to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

Voting by Phone. If you are a registered shareholder, you may vote by phone by calling (866) 883-0222. Remember to have your Notice or proxy card in hand when you call, and then follow the instructions.

Voting Virtually at the Annual Meeting. Shareholders of record may vote at the virtual meeting if they register at www.proxydocs.com/MPB by 12 p.m. EDT on May 11, 2026, attend the virtual meeting on May 12, 2026, at 10 a.m. EDT, and then click on the “Vote” link. Information regarding how to virtually attend the annual meeting is included below, on the Notice, and on the proxy card. If your shares are registered in the name of a broker or other nominee and you wish to vote at the meeting, you may need to obtain a legal proxy from your bank or brokerage firm. Please consult the voting form sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote at the annual meeting.

Q:	If my shares are held in street name by a broker, will my broker automatically vote my shares?	A:	If your shares are held in an account at a bank, brokerage firm, broker-dealer or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received proxy materials from the organization holding your account and, as a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote the shares held in your account. If no voting instructions are given, your broker or nominee has discretionary authority to vote your shares on your behalf on routine matters. A “broker non-vote” results on a matter when your broker or nominee returns a proxy, but does not vote on a particular proposal because it does not have discretionary authority to vote on that proposal and has not received voting instructions from you. We believe that your broker or nominee only has discretionary voting power with respect to the proposal regarding the ratification of the selection of the independent registered public accounting firm. If you wish to attend and vote virtually at the annual meeting, please visit www.proxydocs.com/MPB, and follow the instructions. You may be instructed to obtain a legal proxy from your bank, broker-dealer, or other similar organization and to submit a copy in advance of the meeting. Further instructions will be provided to you via email as part of the attendance process. It is important that you instruct your broker how to vote your shares.

2026 PROXY STATEMENT	55

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	What constitutes a quorum for the annual meeting?	A:	As of the record date, 25,339,110 shares of Corporation common stock were outstanding, each of which will be entitled to one vote at the meeting. Under Mid Penn’s Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the annual meeting. If you vote by proxy, your shares will be included for determining the presence of a quorum. Abstentions are also included for determining the presence of a quorum. If you fail to submit a proxy prior to the annual meeting or to vote at the meeting, your shares will not be counted towards a quorum.

Q:	Assuming the presence of a quorum, what is the vote required to approve the matters to be considered at the annual meeting?	A:

The five candidates for director receiving the highest number of votes cast by shareholders, even if less than a majority, will be elected. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will not be included in determining which nominees received the highest number of votes. A properly executed proxy that withholds authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Approval of each of the other proposals will require the affirmative vote of the holders of at least a majority of the votes cast at the annual meeting. Under Pennsylvania law, abstentions are not considered “votes cast” and, accordingly, will have no effect on such other proposals.

Q:	How can I attend the annual meeting?	A:

The annual meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a shareholder as of the close of business on March 13, 2026, the record date. No physical meeting will be held.

In order to attend the annual meeting, you must register at www.proxydocs.com/MPB by 12 p.m. EDT on May 11, 2026. As part of the attendance process, you will be asked to provide the control number located on your proxy card or Notice. Upon completion of your registration, you will receive further instructions via email that will provide you access to the annual meeting.

The online meeting will begin promptly at 10 a.m., EDT. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q:	How do I register to attend the annual meeting virtually on the Internet?	A:

You must register at www.proxydocs.com/MPB by 12 p.m. EDT on May 11, 2026. As part of the attendance process, you will be asked to provide the control number located on your proxy card or Notice. Upon completion of your registration, you will receive further instructions via email that will provide you access to the annual meeting.

Should you have any questions regarding the registration process, please contact Elizabeth O. Martin, Corporate Secretary, Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110, (866) 642-7736.

56

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	Can I change my vote?	A:

Yes. You may revoke any proxy at any time before it is voted by (1) signing and returning a proxy card with a later date (if you submitted your proxy by Internet or by telephone, you can vote again by Internet or telephone), (2) delivering a written revocation letter to the Corporate Secretary, or (3) virtually attending the annual meeting, notifying the Corporate Secretary and voting at the annual meeting. Mid Penn’s Corporate Secretary’s mailing address is Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110, Attention: Corporate Secretary.

Any shareholder entitled to vote virtually at the annual meeting may vote regardless of whether a proxy has been previously given, and such vote will revoke any previous proxy, but the mere virtual presence (without notifying Mid Penn’s Corporate Secretary) of a shareholder at the annual meeting will not constitute revocation of a previously given proxy. A shareholder may change his or her vote up and until the time that votes are counted but not thereafter.

Q:	How will proxies be solicited and who will bear the cost of soliciting votes for the annual meeting?	A:	The Corporation’s directors, officers and Bank employees may solicit proxies in person or by telephone, facsimile, email or other similar means without additional compensation. The Corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the Corporation sends to its shareholders. The Corporation will make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of shares held by these entities. The Corporation will, upon request, reimburse these third parties for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Q:	What if I receive more than one set of proxy materials?	A:	Your shares are probably registered differently or are in more than one account. Vote all proxies you receive to ensure that all your shares are voted. If you have all of your accounts registered in the same name and address, you should only receive one set of proxy materials in future years. If you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account or our transfer agent, Computershare at (800) 368-5948, if you directly hold registered shares.

Q:	How may I submit a question for the annual meeting?	A:	In order for management to thoroughly answer any questions that you may have about the Corporation or our annual meeting materials, including financial statements, we ask that you submit your questions prior to the Annual Meeting of Shareholders. You may submit questions either by mail or telephone by contacting Elizabeth O. Martin, Corporate Secretary, Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110, (866) 642-7736. Questions received in advance of the meeting will be compiled by the Corporate Secretary and relayed promptly to management and the Board. Management and the Board will endeavor to address all relevant questions submitted at the meeting.

Q:	When are nominations and proposals due from shareholders for the 2027 Annual Meeting?	A:	In order to be considered timely, you must submit your shareholder proposal or director nomination in writing by November 27, 2026, to Elizabeth O. Martin, Corporate Secretary, Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110.

2026 PROXY STATEMENT	57

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	What is “householding”?	A:	In accordance with SEC rules, we have adopted a procedure called “householding.” Under this procedure, shareholders of record who have the same address will receive only one copy of the Notice of Internet Availability of Proxy Materials, unless we receive notice that one or more of these shareholders wishes to continue receiving individual copies. If you participate in householding and wish to receive a separate copy of this Notice, please notify Elizabeth O. Martin at Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110 or call (866) 642-7736 and a separate copy will be sent to you promptly.

Q:	Whom should I contact if I have additional questions?	A:

If you are a Mid Penn shareholder and have any questions about the annual meeting, need assistance in submitting your proxy or voting your shares of Mid Penn common stock, or if you need physical copies of this document or the proxy card, you should contact:

Mid Penn Bancorp, Inc.

2407 Park Drive

Harrisburg, Pennsylvania 17110

Attention: Investor Relations

Telephone: (866) 642-7736

58

APPENDIX A—RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES USED IN THE 2025 EXECUTIVE ANNUAL INCENTIVE PLAN

The Compensation Committee evaluates certain performance metrics using financial measures that exclude items not considered reflective of core operating performance. The following tables reconcile these Non-GAAP financial measures to the most comparable GAAP measures.

Adjusted Earnings Per Share (Non-GAAP)

(Dollars in thousands, except per share data)	December 31, 2025

Net Income Available to Common Shareholders (GAAP)	$56,248

Less: BOLI Death Benefit Income	(378)

Less: Recoveries on loans previously acquired in business combinations (1)	(534)

Less: Swap cancellation gain	(362)

Less: Gain on the closing of an investment of a reinsurance entity acquired from another institution	(420)

Less: Gain on sale of pension assets	(192)

Plus: Merger and Acquisition Expenses	11,519

Plus: Compensation expense for accelerated vesting of stock options and restricted stock awards	3,110

Less: Tax Effect of Non-Recurring Expenses	(3,014)

Net Income Excluding Non-Recurring Income and Expenses (Non-GAAP)	$65,977

Weighted-average basic shares outstanding	21,757,060

Adjusted Earnings Per Common Share (Non-GAAP)	$3.03

Core Efficiency Ratio (Non-GAAP)

(Dollars in thousands)	December 31, 2025

Noninterest expense (GAAP)	$152,270

Less: Merger and acquisition expenses	(11,519)

Less: Accelerated stock compensation	(3,109)

Less: Losses on sale/writedowns of assets	(4,137)

Less: Tax effect on non-GAAP adjustments	(975)

Adjusted Noninterest expense	$132,530

Net interest income (GAAP)	$199,095

Noninterest income (GAAP)	26,842

Less: Gains on securitites and other non-core items	(1,895)

Adjusted revenue	$224,042

Core Efficiency Ratio (Non-GAAP)	59.15%

2026 PROXY STATEMENT	A-1

APPENDIX A

Tangible Book Value Per Share Growth (Non-GAAP)

(Dollars in thousands, except per share data)	December 31, 2025

Total Shareholders’ Equity (GAAP)	$814,058

Less: Goodwill	(136,620)

Less: Core Deposit and Other Intangibles	(14,657)

Tangible common equity (Non-GAAP)	$662,781

Common shares outstanding	23,047,203

Tangible book value per share at December 31, 2025	$28.76

Tangible book value per share at June 30, 2025, reflecting full impact of William Penn	$27.00

Tangible book value per share at March 31, 2025	27.58

Adjustment for acquisition-related dilution from shares issued in the William Penn acquisition	(2.11)%

Tangible book value per share at December 31, 2025	$28.76

Add back: Adjustment for acquisition-related dilution from shares issued in the William Penn acquisition	2.11%

Adjusted tangible book value per share at December 31, 2025	29.37

Tangible book value per share at December 31, 2024	$26.90

Tangible book value per share at December 31, 2025, as adjusted	29.37

Adjusted tangible book value per share growth (Non-GAAP)	9.17%

Tangible book value per share is calculated as total shareholders’ equity less goodwill and other intangible assets divided by common shares outstanding. Adjusted tangible book value per share and related growth reflect a proforma adjustment to exclude the dilutive impact associated with the shares issued in connection with the William Penn acquisition. The Compensation Committee excluded this dilution in evaluating performance to avoid penalizing executives for the near-term accounting impact of the strategic acquisition.

A-2

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Mid Penn Bancorp, Inc. Annual Meeting of Shareholders For Shareholders of record as of March 13, 2026 Tuesday, May 12, 2026 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet- please visit http://www.proxydocs.com/MPB for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:00 AM, Eastern Time, May 12, 2026. Internet: • www.proxypush.com/MPB • Cast your vote online • Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-883-0222 • • Use any touch-tone telephone • Have your Proxy Card ready Follow the simple recorded instructions Mail: • • Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided This proxy is being solicited on behalf of the Board of Directors. The undersigned hereby appoints Roberta A. Hoffman, Scott W. Micklewright, and Edward P. Williams (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Mid Penn Bancorp, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Mid Penn Bancorp, Inc. Annual Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of Directors FOR WITHHOLD 1.01 Thomas R. Brugger FOR #P2# #P2# 1.02 Albert J. Evans FOR #P3# #P3# 1.03 Joel L. Frank FOR #P4# #P4# 1.04 Brian A. Hudson, Sr. FOR #P5# #P5# 1.05 John E. Noone FOR #P6# #P6# FOR AGAINST ABSTAIN 2. An advisory vote to approve the compensation of the Corporation’s named executive officers. FOR #P7# #P7# #P7# 3. To ratify the appointment of Deloitte & Touche LLP as the Corporation’s independent registered FOR public accounting firm for the year ending December 31, 2026. #P8# #P8# #P8# The annual meeting will be held virtually via live webcast. To attend and vote at the annual meeting, all shareholders of record must go to www.proxydocs.com/MPB and register for the meeting by 12:00 p.m. EDT on May 11, 2026. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. Joint owners should each sign. Trustees, administrators, attorneys, executors, custodians, guardians or corporate officers should include full title and authority. Signature (and Title if applicable) Date Signature (if held jointly) Date